                                                                  EXHIBIT 10.01

December 19, 2001
                                                        [LETTERHEAD OF AUTODESK]

         Dear Authorized Autodesk Channel Partner:

         I am pleased to present you with the new Authorized Autodesk Channel Partner Agreement ("Agreement") and Addendums that will take effect February 1, 2002.

         The changes to Autodesk's Channel Strategy and Agreements have been summarized in the enclosed Autodesk FY03 Channel Partner Program Guide and accompanying Q&A document. Please take the time to read the documents carefully. Discuss these with your staff, and file in an accessible place so that you can refer to the documents during the year. These documents will also be posted to AutoAccess Online in the Policies and Procedures section.

         In addition, we have included a Personnel Matrix for you to complete for each product authorization in all your authorized selling locations. The personnel you name for each location and authorization will be entered into our database and these people will be required to take the online competency exams for the product(s) they support. Please refer to the Products Requirements Chart (Exhibit A) and the accompanying online Products Requirements Sheets for information on what is needed to fill each position, or work with your Channel Account Representative. THE COMPLETED PERSONNEL MATRIX MUST BE RETURNED WITH YOUR AGREEMENT.

         After reviewing the terms of the Agreement, PLEASE SIGN THE SIGNATURE BLOCKS ON THE MAIN AGREEMENT, EXHIBIT(S) B, ALL ADDENDUMS and return the entire Agreement including your Sales Tax Exemption Certificate with the COMPLETED PERSONNEL MATRIX by February 1, 2002 to:

         AUTODESK, INC.
         ATTN: JANET SIDELINGER
         111 MCINNIS PARKWAY
         SAN RAFAEL, CA 94903

         We suggest that you return the Agreement by traceable courier. An executed copy will be returned to you.

         Please note, the Agreement must be signed by an authorized representative of your organization (i.e. for a corporation--an officer; a partnership--a partner; or a sole proprietorship--an owner). MODIFICATIONS TO THE AGREEMENT OR ADDENDUMS WILL NOT BE CONSIDERED.

         If you have questions about the new contract or programs, please contact your Regional Sales Team.

         I look forward to working with all of you as valued members of Autodesk's virtual corporation.

         Best wishes for a record setting year,

         /s/ Lawrence Lahl

         Lawrence Lahl
         Director, Channel Development
         Americas

             UNIFORM SALES & USE TAX CERTIFICATE--MULTIJURISDICTION

The below-listed states have indicated that this form of certificate is acceptable, subject to the notes on pages 2 - 4. The issuer and the recipient have the responsibility of determining the proper use of this certificate under applicable laws in each state, as these may change from time to time.

Issued to Seller:
                  -----------------------------------------------------------

Address:
                 ------------------------------------------------------------

I certify that:                                      is engaged as a registered

Name of Firm (Buyer): Avatech Solutions, Inc.     Wholesaler
                      -------------------------                       ----------
                                                  Retailer                 X
                                                                      ----------
Address               11403 A Cronhill Drive      Manufacturer
                      -------------------------                       ----------
                                                  Seller (California)
                                                                      ----------
                      Owings Mills MD 21117       Lessor (see notes
                      -------------------------
                                                  on pages 2 - 4)
                                                                      ----------
                                                  Other (Specify)
                      -------------------------                       ----------

and is registered with the below listed states and cities within which your firm would deliver purchases to us and that any such purchases are for wholesale, resale, ingredients or components of a new product or service(1) to be resold, leased, or rented in the normal course of business. We are in the business of wholesaling, retailing, manufacturing, leasing (renting) the following:

Description of Business: Added Value Reseller
                         -------------------------------------------------------

General description of tangible property or taxable services to be purchased from the seller:
                ----------------------------------------------------------------

--------------------------------------------------------------------------------

         State      State Registration, Seller's                 State          State Registration, Seller's
                    Permit, or ID Number                                        Permit, or ID Number
                    of Purchaser                                                of Purchaser
         AL(2)                                                   MO(13)
                    ---------------------------------                           ------------------------------
         AR                                                      NE(14)          01-7887973
                    ---------------------------------                           ------------------------------
         AZ(22)                                                  NV
                    ---------------------------------                           ------------------------------
         CA(3)        97259495                                   NJ              223-601-819
                    ---------------------------------                           ------------------------------
         CO(1)        32-44819                                   NM(1),(15)
                    ---------------------------------                           ------------------------------
         CT(4)        9530338000                                 NC(25)
                    ---------------------------------                           ------------------------------
         DC(5)                                                   ND
                    ---------------------------------                           ------------------------------
         FL(23)       68-00-076434-32-8                          OH(26)          99-040336
                    ---------------------------------                           ------------------------------
         GA(6)                                                   OK(16)
                    ---------------------------------                           ------------------------------
         HI(1),(7)                                               PA(27)          80-649 823
                    ---------------------------------                           ------------------------------
         ID                                                      RI(17)
                    ---------------------------------                           ------------------------------
         IL(1),(8)    3035-6172                                  SC
                    ---------------------------------                           ------------------------------
         IA           1-77-093340                                SD(18)          [ILLEGIBLE]
                    ---------------------------------                           ------------------------------
         KS                                                      TN
                    ---------------------------------                           ------------------------------
         KY(24)                                                  TX(19)          1-52-2023997-2
                    ---------------------------------                           ------------------------------
         ME(9)                                                   UT
                    ---------------------------------                           ------------------------------
         MD(10)       03336586                                   VT
                    ---------------------------------                           ------------------------------
         MI(11)       ME-0140869                                 WA(20)
                    ---------------------------------                           ------------------------------
         MN(12)       5315082                                    WI(21)
                    ---------------------------------                           ------------------------------

I further certify that if any property or service so purchased tax free is used or consumed by the firm as to make it subject to a Sales or Use Tax we will pay the tax due directly to the proper taxing authority when state law so provides or inform the seller for added tax billing. This certificate shall be a part of each order which we may hereafter give to you, unless otherwise specified, and shall be valid until canceled by us in writing or revoked by the city or state.

Under penalties of perjury, I swear or affirm that the information on this form is true and correct as to every material matter.

           Authorized Signature:
                                    -------------------------------------------
                                        (Owner, Partner or Corporate Officer)

                          Title:    EXECUTIVE VP
                                    --------------------------------------------
                          Date:     January 30, 2002
                                    --------------------------------------------

                         VAR PERSONNEL AUDIT FORM - FY01
================================================================================
     COMPANY NAME      AVATECH SOLUTIONS          RESELLER #  EAST REGION

     PRINCIPAL NAME    DEBRA KEITH                            PAGE 1

================================================================================
FILL OUT FOR CURRENT PRODUCT AUTHORIZATIONS IN EACH LOCATION AS LISTED IN YOUR NEW FY01 PRODUCTS REQUIREMENTS SHEETS - DO NOT FILL OUT FOR AUTHORIZATIONS NOT CURRENTLY EXISTING

---------------------------------------------------------------------------------------------------------------------
                               ASC
                               Y/N         REGIONAL HQ OFFICE           SATELLITE OFFICE        SATELLITE OFFICE
---------------------------------------------------------------------------------------------------------------------
       LOCATION CITY                           BALTIMORE                    VIRGINIA               SYRACUSE
---------------------------------------------------------------------------------------------------------------------
AUTOCAD SALES REP                           Dottie Marsh, All             Kurt Von Koch         Joyce Ciciriello
---------------------------------------------------------------------------------------------------------------------
AUTOCAD AE                                  Trevon Price, All              Brian Smith            Robert Wilson
---------------------------------------------------------------------------------------------------------------------
MECHANICAL SALES REP            Y              Ken Marino                 Fred Stewart             John Liebel
---------------------------------------------------------------------------------------------------------------------
MECHANICAL AE                              Michael Ilkenberry             Rusty Belcher           Robert Wilson
---------------------------------------------------------------------------------------------------------------------
CIVIL SALES REP                         Stephen Bamberger, Shannon        Jon Rittling          Joyce Ciciriello
                                Y                Perry
---------------------------------------------------------------------------------------------------------------------
CIVIL AE                                      Ron Santos                  Joe Hedrick             Chuck Pietra
---------------------------------------------------------------------------------------------------------------------
ARCHITECTURAL SALES REP         Y       Dottie Marsh, Faye Caplan         Brad Martin           Joyce Ciciriello
---------------------------------------------------------------------------------------------------------------------
ARCHITECTURAL AE                        Trevon Price, Jeanne Carey    Lonnie Cumpton, Brian        Phil Russo
                                                                            Smith
---------------------------------------------------------------------------------------------------------------------
GIS SALES REP                   Y            Shannon Perry                Jon Rittling           Chuck Pietra
---------------------------------------------------------------------------------------------------------------------
GIS AE                                       Chris Grande                 Joe Hedrick            Chuck Pietra
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT SPECIALIST                      Eric Zetterberg               John Hoebeke          Joyce Ciciriello
---------------------------------------------------------------------------------------------------------------------
SUPPORT ENGINEER #1                       Nat'l Support Center        Nat'l Support Center    Nat'l Support Center
---------------------------------------------------------------------------------------------------------------------
SUPPORT ENGINEER #2                       Nat'l Support Center        Nat'l Support Center    Nat'l Support Center
---------------------------------------------------------------------------------------------------------------------
ASC TRAINER                               All AE's listed above       All AE's listed above   All AE's listed above
---------------------------------------------------------------------------------------------------------------------
EDUCATIONAL REP                             Robert E. Lee
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

                                          SATELLITE OFFICE        SATELLITE OFFICE
-------------------------------------------------------------------------------------
       LOCATION CITY                         NEW JERSEY             CONNECTICUT
-------------------------------------------------------------------------------------
AUTOCAD SALES REP                           Debbie Masia            Ilene Moore
-------------------------------------------------------------------------------------
AUTOCAD AE                                    Jim Henn               Dan Brown
-------------------------------------------------------------------------------------
MECHANICAL SALES REP                        Debbie Masia            Ilene Moore
-------------------------------------------------------------------------------------
MECHANICAL AE                                 Jim Henn               Dan Brown
-------------------------------------------------------------------------------------
CIVIL SALES REP                               Sal Alini            Not Authorized
-------------------------------------------------------------------------------------
CIVIL AE                                    Bernie Duncan          Not Authorized
-------------------------------------------------------------------------------------
ARCHITECTURAL SALES REP                       Sal Alini            Not Authorized
-------------------------------------------------------------------------------------
ARCHITECTURAL AE                            Bernie Duncan          Not Authorized
-------------------------------------------------------------------------------------
GIS SALES REP                               Chuck Pietra            Chuck Pietra
-------------------------------------------------------------------------------------
GIS AE                                      Chuck Pietra            Chuck Pietra
-------------------------------------------------------------------------------------
GOVERNMENT SPECIALIST                       Debbie Masia             Ilene Moore
-------------------------------------------------------------------------------------
SUPPORT ENGINEER #1                     Nat'l Support Center    Nat'l Support Center
-------------------------------------------------------------------------------------
SUPPORT ENGINEER #2                     Nat'l Support Center    Nat'l Support Center
-------------------------------------------------------------------------------------
ASC TRAINER                             All AE's listed above   All AE's listed above
-------------------------------------------------------------------------------------
EDUCATIONAL REP
-------------------------------------------------------------------------------------

                         VAR PERSONNEL AUDIT FORM - FY01
================================================================================
     COMPANY NAME      AVATECH SOLUTIONS          RESELLER #  CENTRAL REGION

     PRINCIPAL NAME    DEBRA KEITH                            PAGE 1

================================================================================
FILL OUT ONLY FOR CURRENT PRODUCT AUTHORIZATIONS IN EACH LOCATION AS LISTED IN YOUR NEW FY01 PRODUCTS REQUIREMENTS SHEETS - DO NOT FILL OUT FOR AUTHORIZATIONS NOT CURRENTLY EXISTING

---------------------------------------------------------------------------------------------------------------------
                                ASC
                                Y/N          REGIONAL HQ OFFICE          SATELLITE OFFICE       SATELLITE OFFICE
---------------------------------------------------------------------------------------------------------------------
     LOCATION CITY                               OMAHA                      DES MOINES            CEDAR RAPIDS
---------------------------------------------------------------------------------------------------------------------
AUTOCAD SALES REP                              Matt Haney                 Bill Mayfield             Kimm Ropp
---------------------------------------------------------------------------------------------------------------------
AUTOCAD AE                                    Robert Cohee               Tim Strandberg            Jerry Berns
---------------------------------------------------------------------------------------------------------------------
MECHANICAL SALES REP             Y            Mike Peterson               Laddle Devine           Don Claassen
---------------------------------------------------------------------------------------------------------------------
MECHANICAL AE                                Tim Strandberg                 Scott Hale             Jerry Berns
---------------------------------------------------------------------------------------------------------------------
CIVIL SALES REP                  Y            Gary Raftery                Bill Mayfield          Michelle Hilton
---------------------------------------------------------------------------------------------------------------------
CIVIL AE                                      Gerry Tener (CR)          Brian Timmerman (CR)    Brian Timmerman
---------------------------------------------------------------------------------------------------------------------
ARCHITECTURAL SALES REP          Y             Matt Haney                 Bill Mayfield          Michelle Hilton
---------------------------------------------------------------------------------------------------------------------
ARCHITECTURAL AE                              Jeanne Aarhus              Brian Timmerman        Brian Timmerman
---------------------------------------------------------------------------------------------------------------------
GIS SALES REP                    Y             Gary Raftery               Bill Mayfield          Bill Mayfield
---------------------------------------------------------------------------------------------------------------------
GIS AE                                          Gerry Tener                Gerry Tener            Gerry Tener
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT SPECIALIST                          Bill Mayfield              Bill Mayfield          Bill Mayfield
---------------------------------------------------------------------------------------------------------------------
SUPPORT ENGINEER #1                        Nat'l Support Center        Nat'l Support Center   Nat'l Support Center
---------------------------------------------------------------------------------------------------------------------
SUPPORT ENGINEER #2                        Nat'l Support Center        Nat'l Support Center   Nat'l Support Center
---------------------------------------------------------------------------------------------------------------------
ASC TRAINER                                  Jeanne Aarhus               Tim Standberg            Jerry Berns
---------------------------------------------------------------------------------------------------------------------
EDUCATIONAL REP                               John Olson
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     UNAUTHORIZED           UNAUTHORIZED         UNAUTHORIZED
                                           SATELLITE OFFICE        SATELLITE OFFICE       SATELLITE OFFICE     SATELLITE OFFICE
-----------------------------------------------------------------------------------------------------------------------------------
     LOCATION CITY                           ANN ARBOR                  DAYTON                CHICAGO               ST. PAUL
-----------------------------------------------------------------------------------------------------------------------------------
AUTOCAD SALES REP                          Charles Turok              Tom Naser             Steve Martin           Russ Patten
-----------------------------------------------------------------------------------------------------------------------------------
AUTOCAD AE                                Dustin Tiemeyer            Rich Bailey           George Augustin         Gray Carlson
-----------------------------------------------------------------------------------------------------------------------------------
MECHANICAL SALES REP                       Not Authorized          Not Authorized          Not Authorized          Jenny Noecker
-----------------------------------------------------------------------------------------------------------------------------------
MECHANICAL AE                              Not Authorized          Not Authorized          Not Authorized          Shawn Turek
-----------------------------------------------------------------------------------------------------------------------------------
CIVIL SALES REP                             Charles Turok            Tom Naser              Steve Martin           Russ Patten
-----------------------------------------------------------------------------------------------------------------------------------
CIVIL AE                                    Richard Bailey          Rich Bailey           George Augustin             TBH
                                              (Dayton)
-----------------------------------------------------------------------------------------------------------------------------------
ARCHITECTURAL SALES REP                     Arno Poerner             Tom Naser              Steve Martin           Russ Patten
-----------------------------------------------------------------------------------------------------------------------------------
ARCHITECTURAL AE                           Dustin Tiemeyer          Rich Bailey           George Augustin             TBH
-----------------------------------------------------------------------------------------------------------------------------------
GIS SALES REP                              Bill Mayfield           Bill Mayfield            Bill Mayfield         Bill Mayfield
-----------------------------------------------------------------------------------------------------------------------------------
GIS AE                                      Gerry Tener             Gerry Tener              Gerry Tener           Gerry Tener
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SPECIALIST                      Bill Mayfield             Tom Naser               Steve Martin         Jenny Noecker
-----------------------------------------------------------------------------------------------------------------------------------
SUPPORT ENGINEER #1                     Nat'l Support Center    Nat'l Support Center    Nat'l Support Center   Nat'l Support Center
-----------------------------------------------------------------------------------------------------------------------------------
SUPPORT ENGINEER #2                     Nat'l Support Center    Nat'l Support Center    Nat'l Support Center   Nat'l Support Center
-----------------------------------------------------------------------------------------------------------------------------------
ASC TRAINER                                Dustin Tiemeyer           Rich Bailey           Geogre Augustin         Gray Carlson
-----------------------------------------------------------------------------------------------------------------------------------
EDUCATIONAL REP
-----------------------------------------------------------------------------------------------------------------------------------

The people named here will be added to our database and will be required to fulfill the SCE/TCE requirements.
Please use the Reseller and ASC Requirements Grids in the FY01 VAR Value Proposition as a reference guide as to who can fill each position.
Make copies if additional authorized satellite offices.

                         VAR PERSONNEL AUDIT FORM - FY01
================================================================================
     COMPANY NAME      AVATECH SOLUTIONS          RESELLER #  SOUTHERN REGION

     PRINCIPAL NAME    DEBRA KEITH                            PAGE 1

================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                             ASC
                             Y/N          REGIONAL HQ OFFICE         SATELLITE OFFICE      SATELLITE OFFICE      SATELLITE OFFICE
------------------------------------------------------------------------------------------------------------------------------------
        LOCATION CITY                           DALLAS                   AUSTIN                SARASOTA              TAMPA
------------------------------------------------------------------------------------------------------------------------------------
AUTOCAD SALES REP                             Tim Nasky               Elissa Flores           Patti Deer         Christine Joseph
-----------------------------------------------------------------------------------------------------------------------------------
AUTOCAD AE                                   Steve Butler             Kevin Knippa            Wayne Deer           Brian Morse
-----------------------------------------------------------------------------------------------------------------------------------
MECHANICAL SALES REP          Y            Kristy Millette            Chris Dimler          Not Authorized        Not Authorized
-----------------------------------------------------------------------------------------------------------------------------------
MECHANICAL AE                                Jason Lane               Chris Dimler          Not Authorized        Not Authorized
-----------------------------------------------------------------------------------------------------------------------------------
CIVIL SALES REP               Y            Heather Livesey            Peter Kiely             Kim Valdes            Kim Valdes
-----------------------------------------------------------------------------------------------------------------------------------
CIVIL AE                                  Scott McEachron             Kevin Knippa           Brian Morse            Brian Morse
-----------------------------------------------------------------------------------------------------------------------------------
ARCHITECTURAL SALES REP       Y           Heather Livesey            Matt Bernstein           Patti Deer            Kim Valdes
-----------------------------------------------------------------------------------------------------------------------------------
ARCHITECTURAL AE                     Gary Ponsell, Steve Butler       Kevin Knippa            Wayne Deer            Wayne Deer
-----------------------------------------------------------------------------------------------------------------------------------
GIS SALES REP                 Y             Dave Meister              Peter Kiely             Patti Deer            Kim Valdes
-----------------------------------------------------------------------------------------------------------------------------------
GIS AE                                     Paul Cleveland             Kevin Knippa            Wayne Deer            Wayne Deer
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SPECIALIST                         Tim Nasky               Elissa Flores           Patti Deer         Christine Joseph
-----------------------------------------------------------------------------------------------------------------------------------
SUPPORT ENGINEER #1                     Nat'l Support Center       Nat'l Support Center  Nat'l Support Center  Nat'l Support Center
-----------------------------------------------------------------------------------------------------------------------------------
SUPPORT ENGINEER #2                     Nat'l Support Center       Nat'l Support Center  Nat'l Support Center  Nat'l Support Center
-----------------------------------------------------------------------------------------------------------------------------------
ASC TRAINER                             All AE's listed above         Kevin Knippa            Wayne Deer            Brian Morse
-----------------------------------------------------------------------------------------------------------------------------------

The people named here will be added to our database and will be required to fulfill the SCE/TCE requirements.
Please use the Reseller and ASC Requirements Grids in the FY01 VAR Value Proposition as a reference guide as to who can fill each position.
Make copies if additional authorized satellite offices.

                         VAR PERSONNEL AUDIT FORM - FY01

--------------------------------------------------------------------------------------------------
                                      ASC
                                      Y/N          REGIONAL HQ OFFICE         SATELLITE OFFICE
--------------------------------------------------------------------------------------------------
          LOCATION CITY                                  DENVER                   SACRAMENTO
--------------------------------------------------------------------------------------------------
AUTOCAD SALES REP                                     David Berger              Abigayle Curtis
--------------------------------------------------------------------------------------------------
AUTOCAD AE                                            Jamie Jagla                 Jeff Berg
--------------------------------------------------------------------------------------------------
MECHANICAL SALES REP                   Y              Phil Phistry              Not Authorized
--------------------------------------------------------------------------------------------------
MECHANICAL AE                                         Eric France               Not Authorized
--------------------------------------------------------------------------------------------------
CIVIL SALES REP                        Y             Ashley Mosley               Carot Avina
--------------------------------------------------------------------------------------------------
CIVIL AE                                                  TBH                     Jeff Berg
--------------------------------------------------------------------------------------------------
ARCHITECTURAL SALES REP                Y              David Berger               Carol Avina
--------------------------------------------------------------------------------------------------
ARCHITECTURAL AE                                     Joe Eichenseer               Jeff Berg
--------------------------------------------------------------------------------------------------
GIS SALES REP                          Y             Ashley Mosley              Ashley Mosley
--------------------------------------------------------------------------------------------------
GIS AE                                               Jamie Jagla                Chuck Pietra
--------------------------------------------------------------------------------------------------
GOVERNMENT SPECIALIST                                 David Berger              David Beger
--------------------------------------------------------------------------------------------------
SUPPORT ENGINEER #1                               Nat'l Support Center       Nat'l Support Center
--------------------------------------------------------------------------------------------------
SUPPORT ENGINEER #2                               Nat'l Support Center       Nat'l Support Center
--------------------------------------------------------------------------------------------------
ASC TRAINER                                            ALL AE'S                   Jeff Berg
--------------------------------------------------------------------------------------------------

The people named here will be added to our database and will be required to fulfill the SCE/TCE requirements.
Please use the Reseller and ASC Requirements Grids in the FY01 VAR Value Proposition as a reference guide as to who can fill each position.
Make copies if additional authorized satellite offices.

                              Autodesk and Autodesk Channel Partner Confidential
[AUTODESK LOGO]

                     FY03 AUTODESK CHANNEL PARTNER AGREEMENT
                               AND PROGRAMS GUIDE
                              QUESTIONS AND ANSWERS

WHAT IS THE AUTODESK CHANNEL PARTNER PROGRAM?

     The Autodesk Channel Partner Program is the foundation for establishing and developing a more strategic business relationship with Autodesk. The program delivers financial incentives and channel programs to expand your business opportunities and enhance your profitability. With these objectives in mind, the Channel Partner Program is flexible and it effectively meets the needs of a diverse group of partners, regardless of their business model. Through the Channel Partner Program, a partner can advance to higher partner levels and gain access to greater levels of benefits by meeting established performance criteria.

WHAT IS DRIVING SOME OF THE KEY CHANGES FORM FY02 TO THE FY03 CHANNEL PARTNER PROGRAM?

     The goal of the FY03 Channel Partner Program is to incent and reward partners that are focused on the more difficult and higher value-add sales. Therefore, the program's commission and earnback rewards structure has been redesigned accordingly. For instance, Autodesk ASC Partners will now earn earnback commissions for achieving their overall sales target and for hitting their individual vertical target(s).

EXPECTATIONS OF ALL AUTODESK PARTNERS

ARE THERE ANY CHANGES TO THE VALUE-ADD REQUIREMENTS IN FY03?

     No. All the value-add requirements remain the same. At a minimum, Autodesk expects channel partners to perform and properly document the following tasks: 1) establishment of the customer relationship, 2) solution selection, 3) implementation and training plans, and 4) post-sales support offerings.

                              Autodesk and Autodesk Channel Partner Confidential
[AUTODESK LOGO]

WHAT ARE THE RESTRICTIONS RELATING TO PRICE ADVERTISING THIS YEAR?

     As in the FY02 Value Proposition, channel partners who wish to earn MDF funds and/or qualify for Co-op programs are not permitted to engage in any type of price advertising without Autodesk's approval. Furthermore, due to the vital value-add nature of a customer needs assessment, the contract requires channel partners to conduct a telephone or in-person customer needs assessment as part of the Value Added Services. As always, channel partners will be bound by their Autodesk product authorizations, and all other value-added sales provisions will still apply. Failure of any channel partner to add value in each and every sale of Autodesk restricted products will result in termination of that partner's Autodesk Channel Partner Agreement.

     The value-add requirements for resellers who sell Autodesk products over the Internet have been changed slightly. A thorough needs analysis is still required before an Autodesk prospect may gain access to web pricing; however, the needs analysis may be conducted virtually via a live web-chat session in lieu of a phone conversation. For more details, please refer to Reseller Online Store Rules located on AutoAccess/Programs/Store.

AUTODESK CHANNEL PARTNER AUTHORIZATIONS

WHY HAVE YOU CREATED THREE ASC LEVELS; LEVEL I, LEVEL II AND LEVEL III?

     Autodesk's commitment to all relationships with its channel partners is stronger than ever. Autodesk also believes that the greater your commitment to Autodesk, the more Autodesk is able to help you grow your business. The flexibility gained by having three ASC levels presents Autodesk with an opportunity to introduce enhanced partner benefits in a more cost-effective manner to all ASC partners than would be possible through a single level ASC model.

HAVE ANY BENEFITS BEEN TAKEN AWAY OR REDUCED FROM LAST YEARS VALUE PROP?

     No, all the basic partner benefits from last year remain the same. Only the enhanced benefits (like reimbursement for testing) are varied by partner level.

DOES A LEVEL I ASC RECEIVE BETTER PRICING OR HIGHER COMMISSIONS THAN A LEVEL II OR III ASC?

     No, enhanced benefits do not include pricing preference based on ASC level. Pricing, agency fees, and commissions are the same for all ASC partners. In addition, Value-Added Reseller (VAR) partners receive the same agency commissions as ASC Partners.

HOW OFTEN WILL AUTODESK REVIEW PARTNER STATUS IN FY03?

     Autodesk will review eligibility to enter the ASC program on an annual basis. The next review will take place in Q3 FY03. ASC authorization guidelines are included in Exhibits A and C of your FY03 Channel Partner Agreement. At the same time, ASC partnership levels will be reviewed.

                              Autodesk and Autodesk Channel Partner Confidential
[AUTODESK LOGO]

AS AN AUTODESK VALUE ADDED RESELLER IN FY03, DO I HAVE TO SUBMIT A MARKETING PLAN TO AUTODESK IN ORDER TO QUALIFY FOR THE AUTODESK CO-OP PROGRAM?

     No. A marketing plan is not required as part of the Autodesk Co-op Program.

AS AN AUTODESK VALUE ADDED RESELLER IN FY03, HOW DO I PARTICIPATE IN THE AUTODESK CO-OP PROGRAM THAT IS OUTLINED IN THE CHANNEL PARTNER PROGRAM GUIDE?

     Autodesk VARs will be eligible to receive 2% of their commercial purchases in the form of cooperative marketing funds. Each quarter, Autodesk will send its co-op vendor a file with each Autodesk VARs co-op budget in it and the Autodesk VAR will be able to receive reimbursement for qualifying marketing activities. A detailed Autodesk Co-op Program Guide will be posted to AutoAccess in January 2002.

AS AN ASC IN FY03, DO I HAVE TO SUBMIT A Q1 MARKETING PLAN?

     The schedule for submitting marketing plans will not change in FY03 and a plan for Q1FY03 is due by January 4, 2002. Please call your local Marketing Coordinator if you have questions. Please refer to the MDF Guidelines document posted on AutoAccess and on the MDF Online System site for more details.

IF I QUALIFY AS AN ASC NOW, CAN I LOSE MY ASC STATUS DURING FY03?

     In order to maintain ASC status in FY03, channel partners must meet ASC criteria on a continuous basis. The primarily means maintaining an adequate credit rating, meeting all minimum support, personnel and revenue criteria, and offering appropriate support services.

WHAT DOES "TELEPHONE INSTALLATION SUPPORT" MEAN?

     Telephone installation support is technical assistance provided to a customer with the primary purpose of getting the Autodesk software up and running on their system. It is designed to provide the customer with a technical resource in the event they should encounter faulty media, or experience some other issue that prevents the software from running upon installation. Telephone support is not intended to include technical support beyond installation and does not include training or other technical assistance beyond installation support.

COMMISSIONS AND EARNBACKS

WHAT ARE THE AGENCY COMMISSION PROGRAMS AVAILABLE TO THE CHANNEL PARTNERS THIS YEAR?

     The FY03 commissionable agency programs available this year are the same as in FY02: Major Accounts, Government Accounts, Autodesk Subscription (for Government & Major Account customers) and the Autodesk Store Agency Program.

     Agency commissions may also be available for Self-Hosted Products. More information regarding this program will communicated via AutoNews and AutoAccess Online.

                              Autodesk and Autodesk Channel Partner Confidential
[AUTODESK LOGO]

HAVE THE AGENCY COMMISSION RATES CHANGED?

     Yes, commission rates for Major Account sales and Government Specialist sales have been slightly reduced. This agency sale represents the highest cost per sale for Autodesk, and commission rates have been adjusted in accordance with the rates paid by manufacturers with similar business models.

WHAT EARNBACK PROGRAMS ARE AVAILABLE FOR ASCS THIS YEAR?

     Autodesk will pay earnback credits to ASCs who achieve their overall quarterly attainment target and, additionally, to those who hit their vertical attainment target(s). Earnback credits for overall sales target attainment will be paid only on commercial sales excluding AutoCAD upgrades (AutoCAD to AutoCAD). Commercial, major account, government, and AutoCAD upgrade sales are counted towards overall sales target attainment however.

     Earnback credits for vertical target attainment are paid on all sales within the vertical segment (ABC, GIS, MCAD).

     Through the FY03 earnback program, Autodesk is committed to providing extra incentives and rewards to partners who focus their efforts on the value-add commercial sales.

WHY ARE EARNBACK CREDITS NO LONGER AVAILABLE ON AUTOCAD UPGRADES?

     Autodesk wants to reward channel partners for making sales that are difficult to close. An upgrade from one version of AutoCAD to a newer version is perhaps the easiest sale to make. With the introduction of Vertical Sales Targets and associated earnback credits, Autodesk seeks to reward reseller sales efforts accordingly.

     Autodesk will continue to pay earnback credits on upgrades from AutoCAD to a vertical product.

HOW WILL EARNBACK TARGETS BE SET?

     Targets are based on the revenue goals of the Americas for FY03, local partner business opportunities, historical run rates, and product release cycles. The Autodesk sales teams will carry the same quotas and targets as our partners.

                              Autodesk and Autodesk Channel Partner Confidential
[AUTODESK LOGO]

FY03 AUTODESK CHANNEL SALES PROGRAMS

WHY DOES AUTODESK USE THE WORD "AGENCY" THROUGHOUT THE FY03 CHANNEL PARTNER PROGRAM GUIDE?

     Autodesk partners have always acted in an agency capacity through participation in sales to major and government accounts. Autodesk has added and improved a number of similar programs with other select Autodesk direct customers wherein channel partners may act in an agency capacity and receive commissions for their efforts. Changing the name of these programs better reflects the nature of the programs and the channel partner relationship to Autodesk in such sales.

HOW DO I APPLY TO BE A GOVERNMENT SPECIALIST?

     The Government Specialist application is posted to AutoAccess Online and must be completed and submitted for approval. Only upon authorization by Autodesk will a channel partner achieve the status of Government Specialist, and only then will that partner be eligible for the higher commission rate on government sales.

DO MY AUTHORIZED TERRITORY AND PRODUCT AUTHORIZATIONS APPLY TO GOVERNMENT AGENCY SALES?

     Yes. All sales to government customers must be in compliance with your individual channel partner authorization(s) as stated in the FY03 Agreement and Exhibit(s) B.

WHAT REQUIREMENTS MUST BE MET IN ORDER TO RECEIVE COMMISSIONS ON MAJOR ACCOUNT SALES?

     The Major Account Policies and Procedures document may be found on AutoAccess Online/Policies and Procedures.

FY03 AUTODESK PRODUCT AUTHORIZATIONS

WHAT HAPPENS IF I DON'T MEET THE VERTICAL PRODUCT TWO-QUARTER CONTRACTUAL
MINIMUM?

     Any channel partner who does not meet their two-quarter contractual minimum(s) on the product(s) for which they are authorized will subsequently lose their authorization to continue selling that product. Channel partners who lose their Autodesk authorization to sell a vertical or horizontal product cannot buy that vertical or horizontal product after the date of de-authorization. A deauthorized channel partner may not re-apply for any Autodesk Channel Partner Program for a minimum of six-months after the effective date of the de-authorization. However, deauthorized channel partners will be permitted to sell-through existing inventory of that product.

ARE THERE ANY CHANGES TO THE AUTODESK PRODUCT AUTHORIZATIONS INCLUDED IN THIS YEAR'S CHANNEL PARTNER PROGRAM GUIDE?

     No. The product authorizations in FY03 remain the same as in FY02.

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                              Autodesk and Autodesk Channel Partner Confidential
[AUTODESK LOGO]

IF I AM ALREADY MANUFACTURING AUTHORIZED, DO I NEED TO APPLY FOR THE MECHANICAL DRAFTING AUTHORIZATION?

     No. All Manufacturing authorized channel partners will automatically qualify for Mechanical Drafting authorization.

WHY DOES THE MANUFACTURING VERTICAL REQUIRE "DEDICATED" SALESPEOPLE AND APPLICATION ENGINEERS WHEN THE OTHER VERTICALS DO NOT?

     The Mechanical space has become very competitive and Autodesk believes that the best way to remain competitive is to provide the most complete sales solution to customers. Requiring each of our authorized channel partners to employ a dedicated salesperson and application engineer works towards achieving this goal.

FOR THE MANUFACTURING VERTICAL, WHY AM I REQUIRED TO HAVE A "DEDICATED" SALESPERSON IN MY SATELLITE OFFICE RATHER THAN A "QUALIFIED" SALESPERSON?

     Autodesk believes that the best way to remain competitive is to provide the most complete sales solution to customers. Requiring each of our authorized channel partners to employ a dedicated sales person in each satellite office works towards achieving this goal. Accordingly, Autodesk expects channel partners to employ a qualified person who only sells products within the Manufacturing vertical in each of its manufacturing-authorized offices.

IF I AM ALREADY MANUFACTURING AUTHORIZED AND I WANT TO CARRY THE MECHANICAL DRAFTING AUTHORIZATION, DO I NEED TO ADD ANY ADDITIONAL EMPLOYEES?

     No. Channel partners who are Manufacturing Authorized and meet all the current requirements for that authorization will meet the qualifications for the Mechanical Drafting Authorization without any further personnel. However, they will have to meet the revenue minimums of the Mechanical Drafting Authorization to remain authorized.

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                     AUTODESK FY03 CHANNEL PARTNER AGREEMENT
                               AND PROGRAMS GUIDE

With the Autodesk Channel Partner Program, Autodesk has embraced a company-wide business strategy with emphasis on partner relationships, a philosophy that extends throughout the company. Autodesk believes that establishing and developing these relationships will ensure an ideal win-win situation for both our partners and for Autodesk.

Autodesk's Channel Partner Program forges a strong working relationship between Autodesk and its reseller partners. Through our company-wide commitment to channel-focused processes, Autodesk channel programs offer incentives, marketing, support and effective dialogue, as well as exciting sales opportunities, to our authorized resellers.

This guide contains a description of the different types of partner authorizations, sales programs, and product authorizations that make up the FY03 Channel Partner Program.

AUTODESK FY03 CHANNEL PARTNER PROGRAM OVERVIEW

The Autodesk Channel Partner Program is a comprehensive program that is the foundation upon which a strategic business relationship with Autodesk is built. The Channel Partner Program was founded on the basic premise of providing our channel partners flexibility, and to reward growth and expansion. The benefits available in this program include the critical tools and information necessary to develop, promote and sell Autodesk-based customer solutions.

To ensure your success, Autodesk has created a multi-level approach to the Autodesk Channel Partner Program, which includes:

     -   Authorization to market and sell Autodesk products and services
     -   Sales support and training
     -   Technical support and training
     -   Marketing programs, promotions and sales collateral
     -   Advertising and branding
     -   Channel Partner communications through AutoNews & AutoAccess Online
     -   Market Development (MDF) and Co-op Funds
     -   Access to leads and referrals
     -   An invitation to Autodesk's One Team Conference

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FY03 EXPECTATIONS OF AUTODESK CHANNEL PARTNERS

Autodesk is committed to providing a successful customer experience by supporting its channel partners with top quality training, marketing programs, and sales tools. Given the complex nature of purchasing and implementing design solutions, it is Autodesk's expectation that channel partners will conduct themselves with the thorough professionalism that customers expect of a technical value-add sale.

At a minimum, Autodesk expects channel partners to perform and properly document the following tasks; 1) establishment of the customer relationship; 2) solution selection; 3) implementation and training plans, and 4) post-sales support offerings. Channel partners are expected to use a contact management system to track Autodesk customer information and to provide Autodesk with evidence of the value-add customer relationship upon request,

DOCUMENTATION OF CUSTOMER RELATIONSHIP

The following areas need to be explored with each customer and all appropriate corresponding data should be gathered and documented:

     - Basic Rolodex information including: Company name; Contact name; Title; Address; Phone number; Email address; Date of contacts; Log of discussion points and actions; Copies of proposals.
     -   Assessrnent of customer's design needs
     -   Problem assessment(s)
     -   Application success metric(s)
     -   Training assessment and needs analysis
     -   Customization requirements
     -   Implementation plan
     -   Post-sales support plan

SOLUTION SELECTION

It is crucial that each customer understand the full range and variety of current Autodesk product options available in order to choose the most appropriate solution to meet their business needs. Both the channel partner and Autodesk benefit when a customer purchases the solution that is best for them and their individual design goals.

IMPLEMENTATION AND TRAINING

As an Autodesk Channel Partner you are expected to assist and enable the customer in the successful implementation of the Autodesk solution they have purchased. Your expert guidance is crucial to the success of the sale and, ultimately, to the customer's successful use of the solution.

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PAST-SALES SUPPORT

After the sale and implementation of an Autodesk solution, the Autodesk Channel Partner is expected to be the first line of technical support for the customer. Channel partners are required to offer post-sales support solutions to every customer and it is expected that there will be a corresponding charge to the customer. In the few instances where the channel partner cannot satisfactorily resolve a customer problem and where escalation to Autodesk is necessary, the channel partner continues to "OWN" the problem and the customer relationship, and it is that channel partner's responsibility to follow the issue through to a suitable resolution.

Autodesk reserves the right to contact customers in order to validate the value-add provided by the Autodesk Channel Partner, and to require the channel partner to present evidence of a value-add relationship.

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FY03 AUTODESK CHANNEL PARTNER PROGRAM AUTHORIZATIONS

The Channel Partner Program includes three levels of partners: Autodesk Systems Centers (Level I, II & III), Autodesk Value Added Resellers and Autodesk Education Resellers. The following illustrates the basic differences between the three levels, with more detail to follow in this document.

AUTODESK SYSTEMS CENTER (ASC) -LEVELS I, II, III
     - ASC Level I, II & III determined by overall and vertical revenue attainment and by resource commitment (see ASC Requirements and Benefits Charts, pages 5 & 7 of this document)
     - Authorization by individual product lines (see Exhibit A, FY03 Product Authorization Requirements)
     - May purchase all products directly from Autodesk or an Autodesk Authorized Distribution Partner
     -   Eligible to participate in all Autodesk Channel Sales Programs
     -   Eligible for Market Development Funds (MDF) programs
     -   Eligible for earnback credits for exceeding assigned sales targets
     -   Must offer training on all authorized products and have a training lab
     - Must meet minimum yearly vertical product sales volumes (see Exhibit A, FY03 Product Authorization Requirements)

AUTODESK VALUE ADDED RESELLER (VAR)
     - Authorization by individual product lines (see Exhibit A, FY03 Product Authorization Requirements)
     - Must purchase all products directly from Autodesk Authorized Distribution Partners
     -   Eligible to participate in all Autodesk Channel Sales Programs
     -   Eligible for Cooperative Marketing Funds (Co-op)
     -   Must offer training on all authorized products

 AUTODESK EDUCATION RESELLER (AER)
     - Authorization to sell all educational products into designated market segment
     -   Must purchase all products directly from Autodesk
     - Eligible for educational pricing for sales to education institutions and students
     -   Eligible for Market Development Funds (MDF) programs
     -   Eligible for earnback credits for exceeding assigned sales targets
     -   Teacher training and technical support must be offered

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FY03 AUTHORISED SYSTEMS CENTER (ASC) REQUIREMENTS

Autodesk ASC Partners are categorized within the Channel Partner Program as a Level I, II or III based on each partner's revenue and resource commitment to Autodesk products. The higher the level of partnership, the greater access to enhanced benefits and to Autodesk resources.

This is not a pricing program and partner levels do not imply an entitlement for special pricing. Commissions and agency fees are discussed on page 10 of this document.

To become an Authorized Systems Center (ASC), reseller must meet the following requirements. Please see your Autodesk Authorized Channel Partner Agreement for additional requirements.

                                                                             ASC REQUIREMENTS
---------------------------------------------------------------------------------------------------------------------------------
                                                  LEVEL I                     LEVEL II                       LEVEL III
---------------------------------------------------------------------------------------------------------------------------------
REVENUE REQUIREMENTS
---------------------------------------------------------------------------------------------------------------------------------
Overall Annual Revenue Minimum                      $7M                         $2.5M                        See Below
---------------------------------------------------------------------------------------------------------------------------------
Annual Vertical Revenue                            $2.5M                        $870K               $300K Total Vertical OR
                                                                                                    $150K Architectural
                                                                                                    $200K Manufacturing
                                                                                                    $200K Land Development
---------------------------------------------------------------------------------------------------------------------------------
COVERAGE AND PERSONNEL REQUIREMENT
---------------------------------------------------------------------------------------------------------------------------------
* Sales Reps                                 One qualified per            One qualified per          One qualified per location
                                           location per vertical        location per vertical               per vertical
---------------------------------------------------------------------------------------------------------------------------------
*AE's                                        One qualified per            One qualified per          One qualified per location
                                           location per vertical        location per vertical               per vertical
---------------------------------------------------------------------------------------------------------------------------------
Marketing**                               One dedicated Autodesk         One Marketing Rep.           One Marketing Associate
                                              Marketing Rep.
---------------------------------------------------------------------------------------------------------------------------------
Training                                  Four qualified trainers            Access to a               Access to a qualified
                                                                          qualified trainer                   trainer
---------------------------------------------------------------------------------------------------------------------------------
Sales support/ Administration**             One dedicated Rep.           One dedicated Rep.                 Not Required
---------------------------------------------------------------------------------------------------------------------------------
Post-Sales Technical Support                See Level I Support            Two accredited             Two accredited full-time
                                            Center Requirements          full-time engineers                 engineers
                                                 (page 6)
---------------------------------------------------------------------------------------------------------------------------------

* Manufacturing authorization requires a dedicated Sales Rep and AE for the headquarters office and a dedicated Sales Rep and a qualified AE for each authorized satellite office. The dedicated Sales Rep and AE may not perform post-sales activities.

** New FY03 requirements

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POST-SALES TECHNICAL SUPPORT REQUIREMENTS FOR LEVEL 1 ASC'S

All Level I ASC's must:

     -   Offer toll-free telephone support, Monday thru Friday, 8 AM-9PM EST
     -   Offer web-based support
     -   Have a minimum of 5 full-time Support Engineers

Level I ASC's may link multiple Support Centers together to meet the above support requirements. There must be only one toll-free 800# for customers to call, however.

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FY03 AUTHORIZED SYSTEMS CENTER (ASC) BENEFITS

Upon fulfillment of the Autodesk System Center requirements and acceptance as an Autodesk ASC, you will be able to access a comprehensive set of benefits as listed in the following matrix. Benefits are dependent on ASC Level.

                                                                           ASC BENEFITS
----------------------------------------------------------------------------------------------------------------------------
                                                LEVEL 1                     LEVEL II                     LEVEL III
----------------------------------------------------------------------------------------------------------------------------
SALES AND MARKETING
----------------------------------------------------------------------------------------------------------------------------
Marketing plan Assistance                  Dedicated Autodesk       Scheduled marketing plan     Scheduled marketing plan
                                             marketing team                assistance                   assistance
----------------------------------------------------------------------------------------------------------------------------
Public Relations Assistance             One case study per year     Partner name recognition     Partner name recognition
                                               (minimum)           in customer success stories  in customer success stories
----------------------------------------------------------------------------------------------------------------------------
Source Funds                              Available: Based on      Available: Based on annual   Available: Based on annual
                                          annual revenue quota            revenue quota                revenue quota
----------------------------------------------------------------------------------------------------------------------------
EBC Briefings                           $2,000 per quarter & MDF     $500 per quarter & MDF           MDF utilization
                                              utilization                  utilization
----------------------------------------------------------------------------------------------------------------------------
Web-based forecasting tool, i.e.,          Access to Autodesk      Access to Autodesk Channel   Access to Autodesk Channel
salesforce.com                            Channel Partner rate            Partner rate                 Partner rate
----------------------------------------------------------------------------------------------------------------------------
Sales Administration Support             Autodesk ABC dedicated       Autodesk ABC support         Autodesk ABC support
                                              support team
----------------------------------------------------------------------------------------------------------------------------
TRAINING AND TESTING
----------------------------------------------------------------------------------------------------------------------------
Testing Exams                            Costs 100% covered if         Costs of four tests            MDF utilization
                                            taken and passed          covered if taken and
                                        on-time/MDF utilization        passed on-time/ MDF
                                                                           utilization
----------------------------------------------------------------------------------------------------------------------------
Product Training via Placeware                    Free                        Free                         Free
----------------------------------------------------------------------------------------------------------------------------
Sales & AE Training Value Vision        10 free passes plus 50%        50% off enrollment         50% off enrollment fee
Events                                  off additional attendees       fee
----------------------------------------------------------------------------------------------------------------------------
EVENTS
----------------------------------------------------------------------------------------------------------------------------
Gunslinger Events                        Priority Participation      Priority Participation     Eligible for Participation
----------------------------------------------------------------------------------------------------------------------------
One Team Conference                         10 passes & MDF            Three passes & MDF             MDF utilization
                                              utilization                  utilization
----------------------------------------------------------------------------------------------------------------------------
Autodesk University                     Three free passes & MDF        One free pass & MDF            MDF utilization
                                              utilization                  utilization
----------------------------------------------------------------------------------------------------------------------------
OTHER
----------------------------------------------------------------------------------------------------------------------------
Beta Program Participation               Priority Participation      Priority participation     Eligible for Participation
----------------------------------------------------------------------------------------------------------------------------
Recruiting Assistance                   $2,500 per quarter & MDF    $1,000 per quarter & MDF          MDF utilization
                                              utilization                  utilization
----------------------------------------------------------------------------------------------------------------------------

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FY03 VALUE ADDED RESELLER (VAR) BENEFITS

Upon fulfillment of the Autodesk Product Authorization requirements, (see Exhibit A, FY03 Product Authorization Requirements), Autodesk Value Added Resellers, will have access to a comprehensive set of benefits as listed in the following matrix.

VAR BENEFITS
-----------------------------------------------------------------------------------------------------------------------
Commissions                                             Eligible to receive commissions on
                                                              -  Autodesk Major Account Sales
                                                              -  Autodesk Government Sales
                                                              -  Autodesk Online Store Sales
-----------------------------------------------------------------------------------------------------------------------
Co-op Funds                                             Based on percentage of sales from an Autodesk Authorized
                                                        Distributor
-----------------------------------------------------------------------------------------------------------------------
Channel Sales and Marketing Programs                    May participate in Autodesk Channel Sales and Marketing
                                                        Programs
-----------------------------------------------------------------------------------------------------------------------
Source Funds                                            Available. Based on annual revenue quota
-----------------------------------------------------------------------------------------------------------------------
Sales and Marketing Support                             Autodesk Channel Account Rep and Marketing Coordinator
-----------------------------------------------------------------------------------------------------------------------
Product Training via Placeware                          Free
        -   Sales
        -   Marketing
        -   AE
-----------------------------------------------------------------------------------------------------------------------
Listed on Autodesk.com                                  Yes
-----------------------------------------------------------------------------------------------------------------------
Autodesk Communications                                 -   Access to AutoAccess Online
                                                        -   Weekly AutoNews updates
-----------------------------------------------------------------------------------------------------------------------

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FY03 AUTODESK EDUCATION RESELLER (AER) PROGRAM

In FY03, the Autodesk Education Reseller (AER) Program will include new, more logical sales territories, each having specific sales targets. In FY03, MDF will continue to be provided to AERs in the form of an additional up-front product discount. AERs are required to provide Autodesk with supporting documentation and receipts for all MDF-related activities. AERs are responsible for tracking their MDF discount on all invoices form Autodesk, and for spending the MDF provided only on approved activities.

SUMMARY OF FY03 AER PROGRAM CHANGES

   - Creation of logical territories with each territory having specific requirements and sales targets.
   - Marketing plans for each territory are required and will be reviewed quarterly between the AER and Autodesk.
   - AERs are required to provide sufficient documentation in order to obtain the pre-approval needed for continuation of MDF discounts.

AER commissions will be posted on AutoAccess Online.

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FY03 COMMISSION AND EARNBACKS STRUCTURE

For FY03, Autodesk has established vertical earnback targets. This represents a key change from last year's Channel Partner Agreement and reflects Autodesk's commitment to incent and reward channel partners who focus on the higher value-add vertical product sales. ASC Partners who achieve their vertical sales target will receive a 2% earnback credit on all vertical product sales.

ASC Partners who achieve 100% or 115% of their overall sales target will receive a 3% or 5% earnback credit on all commercial purchases. All sales will count towards overall target attainment but earnback commissions are only paid on commercial product sales (excluding AutoCAD upgrades).

                               FY03 ASC EARNBACKS

TARGET                                                  FY03 EARNBACK
--------------------------------------------------------------------------------
Quarterly Target
      -   AEC                                           2% @ 100%
      -   GIS                                           2% @ 100%
      -   MCAD                                          2% @ 100%
--------------------------------------------------------------------------------
Overall Quarterly Attainment                            3% @ 100%
                                                        5% @ 115%
--------------------------------------------------------------------------------

FY03 COMMISSIONS

                                                                          FY03
SEGMENT                               PRODUCT                             COMMISSION
                                                                          RATE
----------------------------------------------------------------------------------------
Major Account                         Vertical                            23%
                                      Horizontal                          17%
                                      Subscription
                                                NEW                       20%
                                                RENEWAL                   20%
----------------------------------------------------------------------------------------
Government                            Subscription
                                                NEW                       20%
                                                RENEWAL                   20%
Government Specialist                 Vertical                            23%
                                      Horizontal                          17%
----------------------------------------------------------------------------------------
Non-Government Specialist             All Products                        10%
----------------------------------------------------------------------------------------
Online Store                          Vertical                            20%
                                      Horizontal                          18%
----------------------------------------------------------------------------------------

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FY03 AUTODESK CHANNEL SALES PROGRAMS

Autodesk's various agency programs allow channel partners to receive commissions for assisting Autodesk in the sale, support, and implementation of Autodesk software to select Autodesk direct customers. Agency commissions are paid to channel partners for both their pre-sales activities and for technical installation support to Major Account, Government, and Autodesk Store customers through these various programs.

These programs include:

      -  Autodesk Major Account Program
      -  Autodesk Government Account Program
      -  Autodesk Store Program
      -  Autodesk Hosted Products Program
      -  Autodesk Direct Support Program

KEY FY03 CHANGE: EXCEPT FOR DIRECT MAJOR ACCOUNT BUSINESS (WHERE AUTODESK INVOICES/COLLECTS FROM THE CUSTOMER DIRECTLY), THE AUTODESK SUBSCRIPTION PROGRAM WILL NO LONGER OPERATE UNDER THE AGENCY BUSINESS TRANSACTION MODEL. EFFECTIVE FEBRUARY 1, 2002, SUBSCRIPTION SALES WILL FOLLOW THE STANDARD BUY/SELL RESELLER MODEL THAT EXISTS FOR MOST AUTODESK PRODUCTS.

Autodesk expects its partners to perform the following activities in order to be eligible for agency commissions:

PRE-SALES ACTIVITIES

      -  Account coordination with Autodesk Major Account Rep.
      -  Opportunity forecasting
      -  Pre-sales demos
      -  Meeting coordination
      -  Reference site visits
      -  Needs assessment and solution recommendation

POST-SALES ACTIVITIES

      - 60-days of basic telephone installation support (see attached Questions & Answers document for more details)
      -  New product demonstrations
      -  Marketing events and promotions
      -  Subscription program assistance
      -  Post-sale fee-based support offering

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MAJOR ACCOUNT AGENCY PROGRAM

Large corporations have product needs and requirements that are different from those of smaller customers. Because of the larger size of these types of customers and the extended length of the sales cycle, and due to the complexity of transactions that is intrinsic to these types of sales, Autodesk has established a Major Account Program. The Major Account Program is specifically designed to address the unique needs of these larger customers. While Autodesk takes these orders directly, our channel partners play a crucial role in closing the sale, in the implementation process, and in providing other services during the on-going relationship with these Major Account customers. Autodesk relies on its channel partners for much of the delivery, implementation, integration, training, and technical support to Major Account customers.

In addition to the benefit of earning agency commissions on qualified Major Account sales, the channel partner has an opportunity to sell a myriad of its own services to these Major Account customers directly and to participate in non-going training, upgrades and technical support with Autodesk.

In order to earn a commission on a Major Account sale, channel partners must meet certain requirements, including: 1) Having the appropriate product authorization and, 2) Having the proven ability to add significant value to the customer in both the pre-sale and post-sale process. Detailed requirements will be posted to AutoAccess.

For FY03, Autodesk Major Account agents can earn commission rates of up to 17% of the Major Account customer's Autodesk software purchases on horizontal product sales and up to 23% of the Major Account customer's software purchases on vertical product sales.

If, in the sole and exclusive judgment of Autodesk Sales management, a channel partner has not successfully completed the required pre- and post-sales activities, Autodesk reserves the right to pay reduced agency commissions or no agency commissions.

Major Account Subscription commissions will be paid at 20% on both new and renewal Subscription contracts.

NOTE: Resellers are prohibited from selling commercial inventory or Subscription to any Major Account customer directly. A list of Major Accounts may be found on AutoAccess Online/Policies and Procedures.

AUTODESK GOVERNMENT AGENCY PROGRAM

Government Accounts, similar to Major Accounts, may be complex. Additionally, Government Accounts are highly regulated by State and Federal governments. In an effort to address these unique needs, Autodesk has developed a GSA Schedule and has partnered exclusively with DLT Solutions to administer sales to our government customers.

For FY03 we will continue to have two channel partner tiers for reselling products to government customers:

      -  Autodesk Government Affiliate
      -  Autodesk Government Specialist

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Every Autodesk Systems Center and Autodesk Value Added Reseller qualifies as an
Autodesk Government Affiliate and can participate in the Autodesk Government Agency Program. Requirements to earn commissions under this program include holding the required product authorization and adding significant value in both the pre-sale and post-sales process. In FY03, Autodesk Government Affiliates can earn up to 10% of the sales amount in commissions for all product sales. Detailed requirements will be posted to AutoAccess.

In addition, if a channel partner focuses on the government sector they may qualify as an Autodesk Government Specialist, which offers the opportunity for an increased commission rate.

To qualify as an Autodesk Government Specialist you must:

      -  Be an Autodesk Systems Center or Autodesk Value Added Reseller
      -  Maintain a designated qualified government sales specialist on staff
      - Conduct a minimum of two government specific marketing events per quarter
      - Sell at least $40K of Autodesk products every two quarters to government accounts

In FY03, Autodesk Government Specialists may earn up to 17% of the Government customer's Autodesk software purchases on horizontal product sales and up to 23% of the Government customer's Autodesk software purchases on vertical product sales.

If, in the sole and exclusive judgment of Autodesk sales management, channel partners have not successfully completed the required pre- and post-sales activities, Autodesk reserves the right to pay reduced commissions or no commissions to that channel partner.

Government Subscription commissions will be paid at 20% on both new and renewal Subscription contracts.

NOTE: Resellers are prohibited from selling commercial inventory or Subscription to any Government customer directly.

AUTODESK STORE AGENCY PROGRAM

The Autodesk Store provides customers the speed and convenience of ordering online. Autodesk Channel Partners may be eligible to receive agency commissions on Autodesk Store sales when they are actively engaged in the Autodesk Store sales process and when they fulfill the requirements of the Autodesk Store Agency Program.

In FY03, Autodesk Store Agents may earn up to 18% in commissions on Autodesk software purchases of horizontal products and up to 20% in commissions on Autodesk software purchases of vertical products. For a channel partner to be eligible to receive the Autodesk Store Agency commission, the Store purchaser/customer must select the channel partner from a drop-down pick list at time of purchase.

If, in the sole and exclusive judgment of Autodesk sales management, channel partners have not successfully completed the required pre- and post-sales activities, Autodesk reserves the right to pay reduced commissions or no commissions to that channel partner.

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[AUTODESK LOGO]

In addition to receiving an agency fee when named at point of purchase, channel partners can also receive sales fees through participation in the Autodesk Store General Affiliate Program. Affiliate Program partners will receive a 3% sales fee based on the Store purchase price each time a customer links from the affiliate partner's website to the Autodesk Store and makes a purchase. Each participating affiliate partner will receive a unique identifying graphical link to place on their website which enables the Autodesk Store to track affiliate sales traffic. There is no product or territory restrictions for affiliate partners. More information on the Autodesk General Affiliate Program can be found on AutoAccess/Programs/Store.

AUTODESK HOSTED PRODUCTS PROGRAM

Autodesk hosted products are fully functioning versions of the standard commercial products, with the same features, compatibility, and extensibility. Hosting refers to running an Autodesk product on a central server and then allowing users to access the application through the network. This method of deployment is particularly attractive to customers with large numbers of geographically dispersed users who would like to decrease their software administration and support costs, and who would like to manage their licenses in a more efficient manner.

In FY03, Autodesk will no longer be supporting the Citrix Metaframe technology for hosted products. Although Citrix is a workable solution for certain Autodesk products and situations, it has proven unable to support our more powerful products with the level of performance and scalability required by the majority of our customers. Autodesk is exploring a number of alternative streaming-based technologies that appear to be capable of supporting our entire product line, and with far superior performance, flexibility and scalability. In order to focus resources on the exploration of these new technologies, Autodesk has decided to discontinue its support for its Citrix-based products at this time.

If and when Autodesk hosted products become available utilizing the newer streaming technologies, we will announce our reseller sales and support polices at that time.

AUTODESK DIRECT SUPPORT PROGRAM (ADSP)

The Autodesk Direct Support Program provides direct technical support to customers who have made a significant investment in Autodesk software. With multiple levels of support to choose from, the Autodesk Direct Support Program enables customers to choose the support offering that best suits their business needs.

There are two ways in which a reseller can earn agency commissions when the reseller is active in the sale of an Autodesk Direct Support agreement:

      - A reseller can earn a 10% commission for a new ADSP agreement sale when they sell the ADSP agreement without assistance from an Autodesk Sales Representative.
      - A reseller can earn a 5% commission when the ADSP agreement sale is made in collaboration with an Autodesk Sales Representative.

No commission will be paid when the reseller is not active in the ADSP sale, regardless of other reseller activity in the account.

ADSP agreement sales do not count towards overall sales target attainment nor will earnbacks be paid on ADSP agreement sales.

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FY03 AUTODESK CHANNEL EXPANSION PROGRAM

Throughout FY03, Autodesk, at its discretion, may provide financial, sales, technical, and/or marketing assistance to channel partners who would like to expand their resources to meet mutually defined critical needs. This expansion program will assist resellers who are looking to grow and expand into new sales territories or markets while assisting Autodesk in increasing sales coverage in key areas as needed.

Details of this program will be communicated via AutoAccess and AutoNews upon availability.

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FY03 AUTODESK PRODUCT AUTHORIZATIONS

Autodesk will maintain its practice of authorizing its channel partners to sell product lines in which they have shown expertise and where they can add specific value to the customer in achieving a whole product solution.

For FY03, there will be seven different product authorizations:

      -  AUTOCAD AND HORIZONTAL PRODUCTS
      -  ARCHITECTURE AND BUILDING DESIGN
      -  LAND DEVELOPMENT
      -  MECHANICAL DRAFTING
      -  MANUFACTURING
      -  MAPPING
      -  WEB & MOBILE

Each product authorization has specific qualifying criteria that channel partners need to meet on a continuous basis in order to ensure that Autodesk software is implemented successfully. Channel partners must meet standards in the following areas:

      -  QUALIFIED SALES SPECIALISTS AND APPLICATION ENGINEERS
      -  TRAINING, TESTING, AND ACCREDITATION
      -  PRODUCT SALES REVENUE MINIMUMS
      -  SERVICE ACCREDITED SUPPORT PERSONNEL
      -  TECHNICAL SUPPORT INFRASTRUCTURE

Both Autodesk Systems Centers and Autodesk Value-Added Resellers must meet the same requirements in order to maintain product authorization. More details about the specific product authorization requirements may be found in Exhibit A.

[AUTODESK LOGO]

SUMMARY

The following is a summary of partner program changes from FY02 to FY03.

THERE ARE THREE ASC LEVELS: Level I, Level II and Level III. Autodesk ASC Partners are categorized within the Channel Partner Program as a Level I, II, or III based on each partner's revenue and resource commitment to Autodesk products.

EARNBACK CREDITS FOR ACHIEVING OVERALL QUARTERLY SALES TARGETS. AutoCAD upgrades will count towards overall sales target attainment, however, earnback credits will not be paid on AutoCAD upgrades (upgrades from AutoCAD to AutoCAD).

EARNBACK CREDITS ON VERTICAL PRODUCT SALES. ASC Partners who achieve their vertical sales target will receive a 2% earnback credit on all vertical product sales within the vertical segment (AEC, GIS, MCAD).

MAJOR ACCOUNT COMMISSION. The commission rates for major account sales are 17% and 23% for horizontal and vertical products respectively. Major Account Subscription commission rates will remain at 20% for both new and renewal Subscription contracts.

GOVERNMENT COMMISSIONS. The commission rates for government specialists are 17% and 23% for horizontal and vertical products respectively. Government Subscription commission rates will remain at 20% for both new and renewal Subscription contracts.

AUTODESK SUBSCRIPTION PROGRAM. Effective February 1, 2002 Autodesk Subscription sales will follow the standard buy/sell reseller model that exists for most Autodesk products. The agency model will still exist for Major Account and Government Subscription sales.

           EXHIBIT A - AUTODESK AUTHORIZED PRODUCTS REQUIREMENTS CHART

                                                                      TRAINING                                        SATELLITE
                                                                       AND/OR       ROLLING 2 QTR                       OFFICE
                           REQUIRED PRODUC         HQ PERSONNES        TESTING       CONTRACTUAL        SALES         PERSONNEL
 PRODUCT AUTHORIZATION      AUTHORIZATION          REQUIREMENTS     REQUIREMENTS       MINIMUMS       TERRITORY      REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
HORIZONTAL (REQUIRED     AutoCAD,                  1 Qualified        Mandatory       $30,000 of      Territory          Same
FOR VERTICAL             Autodesk Raster Design,   Salesperson         Sales,       total Autodesk   assigned by   requirements as
AUTHORIZATIONS)          Autodesk Viz, Lightscape  1 Qualified       Technical,     purchases per       region       HQ or submit
                                                   Application       and AE demo      authorized                     Alternative
                                                     Engineer        training as       location                       Sales and
                                                                    required AND                                     Support Plan
                                                                        pass                                         for approval
                                                                     Competency
                                                                        Exams
------------------------------------------------------------------------------------------------------------------------------------
WEB & MOBILE (NO         Autodesk MapGuide;        1 Qualified        Mandatory      $20,000 per     U.S. except         Same
HORIZONTAL AUTH.         MapGuide Author,          Salesperson         Sales,         authorized     P.R. & USVI   requirements as
REQUIRED)                MapGuide Server,          1 Qualified       Technical,        location                      HQ or submit
                         MapGuide Viewer,          Application       and AE demo                                     Alternative
                                                   Engineer        training as                                      Sales and
                                                                    required AND                                     Support Plan
                                                                        pass                                         for approval
                                                                     Competency
                                                                        Exams
------------------------------------------------------------------------------------------------------------------------------------
ONSITE ENTERPRISE (NO    Autodesk OnSite           1 Qualified        Mandatory      $20,000 per     U.S. except         Same
HORIZONTAL AUTH.         Enterprise                Salesperson         Sales,         authorized     P.R. & USVI   requirements as
REQUIRED)                                          1 Qualified       Technical,        location                      HQ or submit
                                                   Application       and AE demo                                     Alternative
                                                     Engineer        training as                                      Sales and
                                                                    required AND                                     Support Plan
                                                                        pass                                         for approval
                                                                     Competency
                                                                        Exams
------------------------------------------------------------------------------------------------------------------------------------
MECHANICAL DRAFTING      AutoCAD Mechanical,       1 Qualified        Mandatory      $12,000 per      Territory          Same
                         Autodesk Data Exchange,   Salesperson         Sales,         authorized     assigned by   requirements as
                         IGES Translator, STEP     1 Qualified       Technical,        location         region       HQ or submit
                         Translator                Application       and AE demo                                     Alternative
                                                     Engineer        training as                                      Sales and
                                                                    required AND                                     Support Plan
                                                                        pass                                         for approval
                                                                     Competency
                                                                        Exams
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING            Autodesk Inventor,        1 Qualified        Mandatory      $40,000 per      Territory      1 Dedicated
                         Autodesk Streamline,      Salesperson         Sales,         authorized     assigned by    Salesperson 1
                         Mechanical Desktop        1 Qualified       Technical,        location         region        Qualified
                                                   Application       and AE demo                                     Application
                                                     Engineer        training as                                       Engineer
                                                                    required AND
                                                                        pass
                                                                     Competency
                                                                        Exams
------------------------------------------------------------------------------------------------------------------------------------
ARCHITECTURE AND         Architectural Desktop,    1 Qualified        Mandatory      $40,000 per      Territory          Same
BUILDING DESIGN          Building Mechanical,      Salesperson         Sales,         authorized     assigned by   requirements as
                         Building Electrical,      1 Qualified       Technical,        location         region       HQ or submit
                         Architectural Studio      Application       and AE demo                                     Alternative
                                                     Engineer        training as                                      Sales and
                                                                    required AND                                     Support Plan
                                                                        pass                                         for approval
                                                                     Competency
                                                                        Exams
------------------------------------------------------------------------------------------------------------------------------------
LAND DEVELOPMENT         Land Development          1 Qualified        Mandatory      $40,000 per      Territory          Same
                         Desktop, Autodesk Civil   Salesperson         Sales,         authorized     assigned by   requirements as
                         Design, Autodesk Survey,  1 Qualified       Technical,        location         region       HQ or submit
                         Autodesk Field Survey     Application       and AE demo                                     Alternative
                                                     Engineer        training as                                      Sales and
                                                                    required AND                                     Support Plan
                                                                        pass                                         for approval
                                                                     Competency
                                                                        Exams
------------------------------------------------------------------------------------------------------------------------------------
MAPPING                  Autodesk Map              1 Qualified        Mandatory      $12,000 per      Territory          Same
                                                   Salesperson         Sales,         authorized     assigned by   requirements as
                                                   1 Qualified       Technical,        location         region       HQ or submit
                                                   Application       and AE demo                                     Alternative
                                                     Engineer        training as                                      Sales and
                                                                    required AND                                     Support Plan
                                                                        pass                                         for approval
                                                                     Competency
                                                                        Exams
------------------------------------------------------------------------------------------------------------------------------------

These authorization requirements may be modified at any time by Autodesk. In the event Autodesk modifies such authorization requirements, Autodesk will forward a revised Products Requirements Chart(s) and Exhibit(s) B to VAR.

                  AUTODESK AUTHORIZED CHANNEL PARTNER AGREEMENT
                             AUTODESK SYSTEMS CENTER
                                 (UNITED STATES)

     This Autodesk Authorized Channel Partner Agreement ("ASC AGREEMENT"), effective on February 1, 2002 ("Effective Date") is made between Autodesk, Inc., a Delaware corporation ("AUTODESK"), and Autodesk Systems Center ("ASC") as set forth below:

AVATECH SOLUTIONS, INC. (EAST, CENTRAL, SOUTH AND WEST)

11400-A Cronridge Drive

Ownings Mills, MD 21117

FAX: 410-581-8088

0070001471, 0070001359, 0070000270 & 0070001091    01

1.  DEFINITIONS

1.1 "AUTODESK CHANNEL PARTNER POLICIES AND PROCEDURES" shall mean the documents posted to the AACPW, as periodically amended by Autodesk, in its sole discretion, that sets forth the policies and procedures to be followed by ASC, which is hereby incorporated by reference.

1.2 "AUTHORIZED LOCATION" shall mean each physical location as identified in Exhibit(s) B where ASC is authorized to market and distribute Authorized Products to End Users and offer support thereto, as identified in the Product Requirements Chart covering each such Authorized Product(s).

1.3 "AUTHORIZED PRODUCT(S)" shall mean the Autodesk software product(s), Updates, Bug Fixes or Enhancements thereto, which (a) ASC has procured directly from Autodesk or from an Autodesk Distribution Partner in accordance with this ASC Agreement, and (b) ASC is authorized to market and distribute to End Users only in accordance with the Product Requirements Chart and Exhibit B which corresponds to such Authorized Product(s).

1.4  "AUTODESK   AUTHORIZED   CHANNEL  PARTNER  WEBSITE  ("AACPW")" shall  mean
AutoAccess on-line or any other successor site as designated by Autodesk. ASC is required to review the AACPW at least weekly.

1.5 "AUTHORIZED TERRITORY" shall mean the geographical area of the United States identified in Exhibit B within which ASC is authorized to market and distribute Authorized Products to End Users and offer support thereto corresponding to such Product Requirements Chart.

1.6 "AUTODESK DISTRIBUTION PARTNER" shall mean any entity currently authorized in writing by Autodesk to distribute Autodesk software products to third parties other than End Users.

1.7 "AUTODESK DIRECT CUSTOMER(S)" shall mean any End User to whom Autodesk sells Autodesk software products directly. Autodesk Direct Customers include all named accounts, Autodesk e-store and all state, local and federal government End Users.

1.8 "DEDICATED PERSONNEL" means that each qualified employee only sells or supports a single Vertical Product in addition to the Horizontal Products.

1.9 "EARNBACKS" shall mean rebates that ASC may receive, under the terms of this ASC Agreement, upon the achievement of ASC's Target.

1.10 "END USER" shall mean a customer of Autodesk who has acquired a license for one or more Authorized Products from ASC for the personal or business use of such customer and not for transfer or resale.

1.11 "END USER LICENSE" shall mean the then-current license agreement shipped with, or incorporated in, each Authorized Product(s), which sets forth the terms and conditions under which an End User may use such product(s).

1.12 "END USER RECORDS" shall mean the records maintained by ASC that show, at minimum, the name and address of each End User to whom ASC has sold the Authorized Product(s).

1.13 "EXTENSIONS" shall mean a license to use a modular addition to a Software Program incorporating corrections or enhancements under Autodesk Subscription Program which supplement and enhance that software program.

1.14 "HORIZONTAL PRODUCTS" shall mean AutoCAD, Autodesk Viz, Autodesk Raster Design, Lightscape, On-Site View and any other Autodesk products as Autodesk may designate in its sole and absolute discretion during the Term. Note - verify

1.15 "GOVERNMENT ACCOUNT GUIDE" shall mean the document separately published by Autodesk that sets forth the requirements for government accounts which may be updated by Autodesk from time to time in its sole discretion.

1.16 "MAJOR ACCOUNT GUIDE" shall mean the document separately published by Autodesk that sets forth the requirements for major accounts which may be updated by Autodesk from time to time in its sole discretion.

1.17 "MARKET DEVELOPMENT FUNDS" OR "MDF" shall mean funds provided by Autodesk which are made available to ASC for the promotion of Authorized Products, under the terms of this ASC Agreement and the MDF Guide, Separately published by Autodesk, which may be updated by Autodesk from time to time in its sole discretion.

1.18 "MDF GUIDE" shall mean the document separately published by Autodesk that sets forth the requirements for obtaining MDF.

1.19 "MINIMUM PURCHASE REQUIREMENT" shall mean the minimum purchase requirements as set forth in the Products Requirement Chart, and/or as set periodically by Autodesk in its sole and absolute discretion.

1.20 "PREMIERE SUPPORT PROGRAM" means the minimum End User support training, authorization and tracking requirements as set forth in Exhibit F hereto.

1.21 "PRODUCT REQUIREMENTS CHART" shall mean the Exhibit A to this ASC Agreement which sets forth the terms and conditions under which ASC is authorized to market, distribute, and support one or more Authorized Products to End Users. The Product Requirements Chart is supplemented by the detailed Product Requirements Sheets available on the AACPW. ASC may not market or distribute any Authorized Product(s) to End Users until Autodesk has delivered to it a fully executed copy of this ASC Agreement with a completed Product Requirements Chart corresponding to such Authorized Product(s). ASC must continuously meet the requirements set forth in the Product Requirements Chart and the corresponding Products Requirements Sheets for each Authorized Location in which ASC intends to market, distribute, and support the Authorized Products. The Product Requirements Chart and each of the Products Requirements Sheets are hereby incorporated into and made part of this ASC Agreement.

1.22 "QUALIFIED PERSONNEL" means that the full-time ASC employee has passed the appropriate Autodesk exam, continues to maintain the appropriate technical skill and product experience as stated in detail in the AACPW.

1.23 "TARGET" shall mean the revenue target set by Autodesk based upon purchases of Authorized Product(s).

1.24 "TERM" shall mean the period of time beginning with the Effective date, and shall continue in effect through midnight on January 31, 2003 when it shall then terminate, unless terminated earlier under the provisions of this ASC Agreement.

1.25 "UPDATES, BUG FIXES, AND ENHANCEMENTS" collectively shall mean additions or corrections to any Authorized Product(s) which (a) Autodesk designates as a modified or updated version of such Authorized Product(s), and (b) requires the End user to whom it is distributed to have previously licensed the Authorized Product(s) corresponding to such modified or upgraded version. In no event shall this include an Extension.

1.26 "VALUE ADDED SERVICES" shall mean the services, as defined in Section 5.1 below, that ASC must provide to each End User in order to qualify as an ASC.

1.27 "VERTICAL PRODUCTS" shall mean Autodesk MapGuide, Mapguide Author, MapGuide Server, MapGuide Viewer, Autodesk On-Site Enterprise, AutoCAD Mechanical, Autodesk Data Exchange, IGES Translator, STEP Translator, Autodesk Inventor, Autodesk Streamline, Mechanical Desktop, Architectural Desktop, Architectural Studio, Building Mechanical, Building Electrical, Autodesk Land Desktop, Autodesk Civil Design, Autodesk Survey, Autodesk Field Survey, AutoCAD Map and any other Autodesk products that Autodesk may designate in its sole and absolute discretion during the Term.

1.28 All references in this ASC Agreement to the "sale" of or "selling" or "purchase" of Software shall mean the sale or purchase of a license to use such software.

1.29 Vertical Products and Horizontal Products will be collectively referred to as the Authroized Products.

2.  APPOINTMENT.

2.1 NON-EXCLUSIVE ASC. Autodesk appoints ASC as a non-exclusive reseller (and on occasion a non-exclusive agent) to, during the Term, market, distribute, and support only the Authorized Products identified on the Product Requirements Chart(s) and Exhibit(s) B, solely to End Users within the Authorized Territory, pursuant to an End User License.

2.2 RETENTION OF RIGHTS BY AUTODESK. Autodesk reserves the unrestricted right
(a) to market, distribute, and support any Authorized Product(s) worldwide in any location, including in the Authorized Territory, directly to End Users or through any other channel, including, but not limited to, original equipment manufacturers, Channel Partners, distributors, on-line sales or retail outlets, and (b) to modify, augment, or otherwise change the methods in which Autodesk markets, distributes, or supports any Authorized Product(s), without any liability to ASC. Autodesk hereby gives ASC notice that it has reserved all AutoDesk Direct Customers for direct sales from Autodesk or its designated agents only.

3.  RESTRICTIONS.

ASC agrees as follows:

3.1 END USER LICENSE TERMS AND NFR'S. ASC shall use its best efforts to enforce the terms of the End User License and to advise Autodesk promptly of any known breach of the terms of the End User License. ASC shall not distribute copies of any Authorized Product(s) that are marked "Not for Resale" ("NFR") or otherwise provided to ASC for demonstration purposes only.

3.2 RESTRICTIONS. ASC shall not market, distribute, or support any Authorized Product(s) to or for any third party other than an End User. ASC expressly acknowledges and agrees that ASC is not an Autodesk Distribution Partner and further acknowledges and agrees that the distribution rights granted under
Section 2 may not be construed so as to allow ASC to market or distribute Authorized Products to any person or entity other than an End User. This restriction notwithstanding, ASC may permit the financing of any Authorized Products by an End User through a financial institution approved by Autodesk. Such financing shall be restricted to a loan arrangement or permitting an End User to enter into a buy-out lease, provided; however, such financial institution shall not be an End User and shall have no rights to such product as a licensee thereof. In any event, this consent shall not be construed to permit short-term rental of Authorized Products.

3.3 AGENCY AUTHORIZATION. This ASC Agreement allows ASC to act as Autodesk's non-exclusive agent to assist with sales activities to Autodesk Direct Customers at AutoDesk's sole discretion. Unless otherwise directed by Autodesk in writing, ASC may only engage in sales activities for Authorized Products to such Autodesk Direct Customers as AutoDesk's agent and may not sell Authorized Products from its commercial inventory.

(a) MAJOR ACCOUNTS. From time to time Autodesk may allow ASC to act as its non-exclusive agent in sales to Autodesk Direct major account Customers, for the delivery and support of Autodesk products for which ASC has a current authorization. ASC may receive a commission based on receipt and approval by Autodesk of all back up documentation from ASC evidencing its performance of Value Added Services to the respective major account as outlined in the Major Account Guide.

(b) GOVERNMENT. Autodesk has designated DLT Solutions, Inc. ("DLT") as its Authorized Government Sales Agent. Autodesk shall provide thirty (30) day written notice to ASC of any change in Autodesk's designated Government Sales Agent. ASC may receive a commission on orders placed with DLT by government End Users for which ASC has fulfilled obligations as set forth in the Government Account Guide.

(c) ONLINE STORE. From time to time Autodesk may allow ASC to act as its non-exclusive agent in sales to Autodesk direct online store customers, for the pre and post sale support of Autodesk products in ASC's territory for software products which ASC has a current authorization. ASC may receive a commission based on receipt and approvals by Autodesk of all back up documentation from ASC evidencing its performance of Value Added Services to the respective End User.

3.4 LICENSE ACQUISITION LIMITATION. ASC shall not purchase, license or otherwise acquire or attempt to acquire licenses for Authorized Products from (i) an End User, (ii) an agent acting on behalf of an End User, or (iii) any person or party other than Autodesk or an Autodesk Authorized Distribution Partner.

3.5 UNAUTHORIZED ACQUISITION. ASC shall not attempt to upgrade, exchange, or otherwise procure an economic benefit from any Authorized Product(s) purchased, licensed, or otherwise acquire from (i) an End User, (ii) an agent acting on behalf of an End User, or (iii) any person or party other than Autodesk or an Autodesk Authorized Distribution Partner.

3.6 NO MISCHARACTERIZATION. ASC shall not attempt to mischaracterize an Update, Bug Fix, Enhancement, or Extension as a stand-alone, fully paid-up license to the corresponding Authorized Product(s) for the purpose of attempting to upgrade, exchange, or otherwise procure an economic benefit from such Update, Bug Fix, Enhancement, or Extension.

3.7 EXPORT LIMITATIONS. ASC shall not market, distribute, or support any Authorized Product(s) (i) to any entity purporting to be an End User but which is either known to ASC or known to Autodesk and communicated to ASC to have the intent to, or have attempted to, sublicense such Authorized Product(s) to bona fide End users or other third parties, or (ii) to any End User or other third party who intends to export the Authorized Products, without written authorization from Autodesk.

3.8 TERRITORY LIMITATIONS. ASC shall not attempt to market or distribute Authorized Product(s) other than in the Authorized Territory as outlined in Exhibit(s) B, unless authorized by Autodesk in writing. Any advertising, including but not limited to, trade magazine and Web based advertising, which will be seen by customers outside of ASC's Authorized Territory, must contain a disclaimer notifying such customers that ASC may not sell to customers outside of ASC's Authorized Territory. ASC shall refrain from marketing or promoting, in any manner, brokering or attempting to broker, solicit or arrange for the sale of any Authorized Product(s) other than the Authorized Product(s) for which ASC has been approved in Exhibit(s) B.

3.9 REMEDY FOR VIOLATION. In addition to all other remedies available to Autodesk under law or equity or this ASC Agreement, including termination, in the event that ASC violates any of the provisions of this subsection 3 or the Autodesk Channel Partner Policies and Procedures, ASC shall pay to Autodesk, as liquidated damages and not as a penalty, an amount equal to the difference between the then-current Autodesk suggested retail price and the price ASC actually paid for the Autodesk software product used, procured or distributed in contravention of this Section 3 or the sum of $500.00 for each copy of the Autodesk software product used, procured or distributed in contravention of this
Section 3, whichever is greater. Additionally, ASC shall not be eligible for MDF for, at minimum, the remainder of the Autodesk fiscal quarter in which the violation occurred (or the remainder of the Autodesk fiscal quarter in which Autodesk learned of such violation by ASC) and the subsequent Autodesk fiscal quarter.

3.10 MODIFICATIONS TO AGREEMENT. Lastly, Autodesk reserves the right, in its sole and exclusive discretion, to amend, supplement, change or discontinue any part of this ASC Agreement, any exhibits or amendments thereto, on thirty (30) day notice to ASC. This notice may come in the form of an updated posting to AACPW.

4. AGENCY COMMISSION RECOVERY. For all agency sale commissions paid pursuant to this ASC Agreement, in the event the commissioned product or service is returned or cancelled for any reason Autodesk may recover from the ASC, by means of a deduction from future commissions, that portion of the commission attributable, on a straight-line basis, to: (a) in the case of a product or service with an expiration date, the period from the date of return or cancellation to the date on which the product or service would have expired; or (b) for a product with a perpetual license, the period from the date the product was delivered to ASC by Autodesk to the date the product was returned, assuming a useful life of twenty-four (24) months for the product. In the event such agency commission is paid to ASC pursuant to a revenue authorization obligation, then Autodesk may recover the pro rata portion of such commission which is attributable on a straight-line basis, for the period from the date of termination until the date when the revenue would have been fully recognized.

5. ASC OBLIGATIONS.

ASC agrees to perform all of the following obligations in good faith:

5.1 VALUE ADDED SERVICES. ASC is required to provide Value Added Services beyond mere product fulfillment to End Users. Value Added Services include, but are not limited to, assessing each End User's software needs via the telephone or in person, as further described on AACPW, providing product demonstrations, recommending the appropriate Authorized Product(s) to an End User based upon End User's needs and offering pre and post-sales technical support. ASC shall be required to maintain written records that demonstrate such Value Added Services were offered for each sale of Authorized Products to an End User. Autodesk reserves the right to contact End Users to validate that such Value Added Services were provided and require ASC to provide Autodesk with evidence of Value Added Services, upon request.

5.2 MINIMUM VOLUME COMMITMENT. To be eligible to purchase Authorized Product(s) directly from Autodesk pursuant to this ASC Agreement, ASC must meet yearly Vertical Product revenue minimums as outlined in the ASC Requirements Chart set forth in Exhibit C.

5.3 VERTICAL REQUIREMENT. In order to achieve and maintain ASC status, ASC must be authorized for and actively carry and market Vertical Product(s).

5.4 SUPPORT. ASC must, at minimum, offer support services at the Premier Support Services Program level as described in the Support Program Requirements as outlined in Exhibit F.

5.5 REPORTING. ASC, at its own expense and in the format requested by Autodesk, shall provide sell through reports, forecasts and personnel reports pursuant to the Autodesk Channel Partner Policies and Procedures on a quarterly basis. Failure to provide any required report may consider a breach of this ASC Agreement by Autodesk and shall constitute termination for cause.

5.6 END USER RECORDS. As between Autodesk and ASC, Autodesk shall be the exclusive owner of the End User Records and it shall be treated by ASC as Autodesk's valuable trade secret. ASC may not use the End User Records for any reason except promotion, sale and support of the Authorized Products pursuant to this ASC Agreement without the prior written consent of Autodesk.

5.7 OPT-OUT REQUIREMENT. In using End User Records for the promotion, sale and support of the Authorized Products pursuant to this ASC Agreement, ASC shall, at minimum, utilize the following; (i) an "unsubscribe" or "opt-out" option on every marketing piece sent to End User regardless of form, (ii) a limitation on marketing contact with End Users to no more frequently then one time per calendar month. Additionally, ASC shall comply with any and all federal, state, county, and local laws, statues, ordinances, and regulations that are related to privacy, customer data and anything thereto related and shall hereby indemnify Autodesk for any failure of it to do so.

5.8 PRODUCT REQUIREMENTS CHART. Each Authorized Location of ASC shall continuously comply with the specific requirements ("PRODUCT REQUIREMENTS") set forth in each Product Requirements Chart and the Product Requirement Sheets, as amended by Autodesk from time to time in its sole and absolute discretion.

5.9 MINIMUM PURCHASE REQUIREMENTS. ASC agrees to satisfy all Minimum Purchase Requirements as outlined in Exhibit A.

5.10 APPROVALS. ASC shall obtain and maintain at its own expense all approvals, consents, permissions, licenses, and other governmental or other third party approvals necessary to enable ASC to market, distribute, and support the software products for which ASC is authorized in accordance with this ASC Agreement. ASC shall comply with all applicable federal, state, county and local laws, statutes, ordinances, and regulations that apply to the activities of ASC including relevant piracy laws.

5.11 MARKETING ACTIVITIES. ASC shall use its best efforts to actively market, promote, and distribute, at ASC's expense, the Authorized Products only within the Authroized Territory under the terms of this ASC Agreement and the Product Requirements, applicable Major Account Guide and Government Account Guide.

5.12 UPDATES, BUG FIXES, AND ENHANCEMENTS. ASC, at its own expense, shall be responsible for distribution and support of any Updates and/or Bug Fixes to any Authorized Product(s) that ASC has sold to an End User promptly after delivery to ASC of such Update or Bug Fix. Autodesk reserves the right to distribute Updates, Bug Fixes, and Enhancements to End Users directly or through alternative channels, including, but not limited to, electronic distribution. ASC shall promptly notify Autodesk of any defect in any Authorized Product(s) which is discovered by or reported to ASC.

5.13 AUTODESK CHANNEL PARTNER POLICY AND PROCEDURES. ASC shall comply with all terms and conditions of all current Autodesk Channel Partner Policies and Procedures. Failure to abide by such policies and procedures shall be considered a breach of this ASC Agreement and shall constitute termination for cause. Autodesk reserves the right to modify such policies and procedures at anytime by posting an update to AACPW.

5.14 FULFILLMENT OF REBATE COUPONS. From time to time Autodesk may run a promotion whereby End Users may receive a rebate offer for Authorized Products. Autodesk appoints ASC as a non-exclusive agent for the fulfillment of rebate claims ("Rebate Claims") submitted by End Users for the various promotions ("Promotions"). ASC shall pay to an End User who has submitted a Rebate Claim the specified dollar amount as set forth on the rebate coupon, according to the terms and conditions stated on the rebate coupon. ASC shall only pay End User for Rebate Claims that have been received for the Promotions for which ASC has been authorized by Autodesk. ASC shall pay a rebate to End User only if the rebate coupons have been completely filled out by the End User, if all required documentation is attached, and the Rebate Claim was postmarked or received prior to the expiration date printed on the rebate coupon, unless otherwise instructed by Autodesk. After submission to Autodesk of all required End User documentation by ASC, Autodesk shall credit ASC's account for the amount of the rebate coupon.

5.15 ASC'S OFFICE. ASC shall maintain an office within a commercial facility that is suitable to adequately represent Authorized Products and reflect a professional image to End Users. Such office may not be a home-office. ASC shall submit to Autodesk photographs of ASC's office along with this ASC Agreement. In the event that ASC loses its commercial office ASC shall have thirty (30) days in which to establish a new office as defined above. The establishment of a new office that is more than five miles from ASC's Authorized location is subject to written approval by Autodesk. ASC, at minimum, shall maintain a T1 line or equivalent.

5.16 CREDIT ESTABLISHMENT. ASC shall provide Autodesk with all reasonable financial information, including but not limited to financial statements, letter(s) of credit, credit reports, federal tax return(s) and any other documents reasonably requested by Autodesk to allow Autodesk to establish credit for ASC. ASC may not purchase direct from Autodesk pursuant to this ASC Agreement until a credit account has been established. Autodesk may cancel or suspend credit to ASC at any time, in its sole discretion.

5.17 UPDATED FINANCIAL STATEMENTS. ASC shall be required to submit updated financial statements to Autodesk, within five (5) business days following Autodesk's request during the term of this ASC Agreement.

5.18 BREACH OF OBLIGATIONS. In the event that ASC breaches any of the terms under this Section 5, in addition to all other remedies available to Autodesk at law or in equity or pursuant to this ASC Agreement, at Autodesk's sole discretion, Autodesk may terminate this ASC Agreement.

6. AUDIT RIGHTS. In addition to Autodesk's audit rights under Section 5 of this ASC Agreement, Autodesk, in its sole and absolute discretion, may conduct an audit of the financial and other records of ASC for the purpose of validating or augmenting the ASC reports identified in Section 4 above and otherwise ensuring that ASC is complying with the terms of this ASC Agreement. Autodesk shall bear the cost of such audit, unless the audit determines that ASC has underpaid Autodesk by more than five percent (5%) for any Autodesk fiscal quarter OR unless such audit reveals the ASC is not in compliance with this ASC Agreement. In the event of an underpayment by ASC, ASC shall pay to Autodesk the full amount of any underpayment disclosed by such audit, plus interest at the rate of 1.5% per month or the highest rate allowed by law, whichever is lower, within five (5) days of Autodesk's notification of such underpayment as well as bearing the

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costs of the audit. And in the event a breach of this ASC Agreement is discovered, ASC shall bear the cost of the audit in addition to all other rights Autodesk has under this ASC Agreement, at law or in equity.

6.1 INVESTIGATIONS. From time to time Autodesk shall conduct investigations related to, among other things, alleged piracy and gray market sales. In the event ASC is found to be involved in any activity Autodesk investigates hereunder, in addition to all other rights and remedies available to Autodesk pursuant to this ASC Agreement, in law or in equity, ASC shall reimburse Autodesk for the costs of such investigation.

7.  SALES TOOLKIT AND SUPPORT

7.1 SALES TOOLKIT. ASC shall purchase from Autodesk at the price of $495.00, each year this ASC Agreement is in force, one ASC sales toolkit per Authorized Location that will include one NFR copy of certain Authorized Products and certain marketing materials as deemed appropriate by Autodesk. Autodesk reserves the right to distribute Updates, Bug Fixes, and Enhancements to End Users directly or through alternative channels, including, but not limited to, electronic distribution.

7.2 SUPPORT. Pursuant to the terms and conditions of this ASC Agreement, ASC will be granted access to all Autodesk self service support tools as made available on the ASC support portal at www.autodesk.com (or any other site as designated by Autodesk.) Additionally, ASC shall be entitled to reasonable e-mail support from Autodesk.

8.  ASC ORDERS, PAYMENT TERMS AND RETURNS

8.1 PURCHASE OF AUTHORIZED PRODUCTS. ASC may procure Authorized Products from either Autodesk or an Autodesk Authorized Distribution Partner in accordance with this ASC Agreement, the Authorized Products Requirements Charts and Exhibit(s) B.

8.2 PRICES AND ORDERS. The prices paid by ASC shall be the prices reflected on the ASC Price List as posted to the AACPW. Autodesk may change prices at any time effective thirty (30) days after publication of a new ASC Price List or other similar notice to ASC. Purchase orders must be in writing (including facsimile, telex, telecopy or electronic communication such as email, but only if such form of electronic communication has been previously agreed to by Autodesk) and must request a delivery date during the Term of this ASC Agreement. Autodesk reserves the right to accept or reject orders, in whole or in part, and shall make reasonable commercial efforts to advise ASC promptly of any order rejected hereunder. Upon acceptance by Autodesk, purchase orders shall be binding as to the products and services ordered and place of delivery, but not as to any other term appearing on such purchase order. Autodesk reserves the right to reject any order or to cancel any order previously accepted if Autodesk determines that ASC is in breach under this ASC Agreement.

8.3 TAXES. ASC shall be responsible for the collection and payment of all federal, state, country, or local taxes, fees, and other charges, including all applicable income and sales taxes, as well as all penalties and interest, with respect to the Authorized Products.

8.4 PAYMENT. Autodesk shall submit an invoice to ASC upon shipment of an order or partial order. If Autodesk elects to grant credit to ASC, all invoiced amounts shall be due and payable net thirty (30) days from the date of invoice. If ASC fails to pay any invoiced amounts when due, Autodesk may at its sole and absolute discretion, and in addition to any other remedies available to it at law or in equity or under this ASC Agreement, revoke or suspend ASC's credit terms, require further assurances from ASC that such invoiced amounts shall be paid, require ASC to prepay for all Authorized Products ordered and/or terminate this ASC Agreement. Overdue amounts shall be subject to a late payment charge of one and one-half percent (1.5%) per month or the highest rate allowed by law, whichever is lower. Additionally, any invoice not paid by ASC with in sixty (60) days shall, in Autodesk's sole and absolute discretion, cause ASC to forfeit any and all Earnbacks achieved by ASC in the previous fiscal quarter and lose eligibility for Earnbacks for the current quarter. Additionally, Autodesk may terminate this ASC Agreement for failure to pay.

8.5 SHIPMENT. Autodesk will ship orders to the address designated in ASC's purchase order F.O.B. or Free Carrier Autodesk's manufacturing plant, at which time risk of loss shall pass to ASC. All freight, insurance, customs duties, and other shipping expenses shall be paid by ASC.

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8.6 SOFTWARE PRODUCT RETURNS. Autodesk shall post any then-current software product returns policies on the AACPW or any Autodesk site as designated by Autodesk. Autodesk reserves the right to change, amend or discontinue any software product returns policies on thirty (30) day notice.

9.  COMMISSIONS, EARNBACKS AND MDF.

9.1 COMMISSIONS. ASC may receive a commission for various activities, provided that ASC is authorized to sell such products and ASC complies with all terms and conditions for receiving a commission, as set forth in the then current documentation (including but not limited to Major Account Program, Autodesk Online Store Program, Government Program, and relevant information published on AACPW. The commission structure is set forth in Exhibit D. Autodesk reserves the right to pay no commissions, or reduced commissions, if ASC fails to adequately perform the required sales, support and marketing activities as set forth in the AACPW. Autodesk reserves the right in its sole and absolute discretion to change the commission structure upon thirty (30) day notice. Changes to the commission structure shall be posted on AACPW.

9.2 TARGETS AND EARNBACKS. In the event ASC achieves its quarterly Target, ASC shall be eligible to receive Earnbacks. Earnback percentages shall be posted to AACPW. Earnbacks due shall be credited to ASC's account with Autodesk thirty
(30) days after the last day of the Autodesk fiscal quarter. Targets shall be assigned to ASC by Autodesk for each quarter. Target attainment shall be based upon all sales by ASC to End Users of Authorized Products acquired directly from Autodesk by ASC, and the gross sales amount of those Authorized Products sold to Major Accounts and net sales amount purchased by Government sales agent.

9.3 MDF. ASC shall receive MDF pursuant to the Autodesk MDF Guide which shall be distributed separately from this ASC Agreement, but which terms are hereby incorporated by reference. MDF shall be distributed to ASC as an up front advance, credited to each order for the Authorized Products. Failure to comply with the requirements of the Autodesk MDF Guide shall result in the loss or reduction of MDF for the following Autodesk fiscal quarter as set forth in the MDF Guide.

10. TRADEMARKS. During the term of this ASC Agreement, ASC shall have a nonexclusive, nontransferable right to indicate to the public that it is an Autodesk Authorized ASC and to advertise the Authorized Products within the United States under the trademarks and slogans adopted by Autodesk from time to time ("Trademarks"). ASC's use of the Trademarks in any literature, promotion, or advertising shall be in accordance with Autodesk guidelines for such usage. ASC shall not contest, oppose, or challenge Autodesk's ownership of the Trademarks. All representations of Autodesk Trademarks that ASC intends to use shall be exact copies of those used by Autodesk, or shall first be submitted to the appropriate Autodesk personnel for approval of design, color, and other details, such approval shall not be unreasonably withheld. If any of the Autodesk Trademarks are to be used in conjunction with another trademark on or in relation to the Authorized Products, then the Autodesk Trademarks shall be presented equally legibly, equally prominently, but nevertheless separated from the other so that each appears to be a trademark in its own right, distinct from the other mark. All use of the Trademarks shall inure to the sole benefit of Autodesk. Effective upon the termination of this ASC Agreement, ASC shall immediately cease all usage of Autodesk Trademarks.

11. TITLE AND PROPRIETARY RIGHTS. The Authorized Products and other materials included in or incorporated in the Authorized Products and included on an Autodesk web site (collectively the "Materials") remain at all times the property of Autodesk. ASC acknowledges and agrees that Autodesk holds the copyright to the Materials and, except as expressly provided herein, ASC is not granted any other right or license to patents, copyrights, trade secrets, or trademarks with respect to the Materials. ASC shall take all reasonable measures to protect Autodesk's proprietary rights in the Materials and shall not copy, use or distribute the Materials, or any derivative thereof, in any manner or for any purpose, except as expressly authorized in this ASC Agreement. ASC shall not disassemble, decompile, or reverse-engineer the Materials, including any Authorized Product(s) source code, or otherwise attempt to discover any Autodesk trade secret or other proprietary information, or hack, impede, change or interfere with any Autodesk web site. ASC acknowledges that Autodesk has an Anti-Piracy Program and ASC agrees to review and follow the Anti-Piracy Program guidelines as published by Autodesk from time to time. ASC shall notify Autodesk promptly in writing upon its discovery of any unauthorized use of the Authorized Products or infringement of Autodesk's patent, copyright, trade secret, trademark, or other intellectual property rights. ASC shall not distribute any Authorized Product(s) to any person or entity if ASC is aware that such person or entity may be involved in potential unauthorized use of the Materials or other infringement of Autodesk's proprietary rights.

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12. CUSTOMER DATA. All customer data, including End User Records, is and shall remain the sole and exclusive property of Autodesk and ASC shall have no right, title or interest in or to such customer data. All customer data is Autodesk confidential information. On occasion and at Autodesk's sole discretion, ASC may have access to Autodesk's customer database. ASC's access to such database shall be limited to customers with which ASC has a pre-existing business relationship. In the event that ASC loses its authorization for any Authorized Product(s), Autodesk reserves the right to provide another Autodesk Authorized Reseller with access to Autodesk's customer database for the customers to which ASC can no longer sell such Authorized Product(s). Autodesk does not represent or warrant to ASC that the information in Autodesk's customer database is current, correct or complete and Autodesk shall have no liability to ASC for any information contained in the Autodesk's customer database.

13. WARRANTY AND LIMITATIONS OF WARRANTY. Autodesk makes certain limited warranties to the End User in the End User License and disclaims all other warranties. ASC SHALL NOT MAKE ANY WARRANTY OR REPRESENTATION ACTUALLY, APPARENTLY OR OSTENSIBLY ON BEHALF OF AUTODESK. EXCEPT FOR THE EXPRESS END USER WARRANTY REFERRED TO HEREIN, AUTODESK MAKES NO OTHER WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, BY STATUTE OR OTHERWISE, REGARDING THE AUTHORIZED PRODUCTS. AUTODESK EXPRESSLY EXCLUDE ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR NONINFRINGEMENT.

14. SECURITY INTEREST. As security for ASC's payment of all monetary obligations to Autodesk, ASC hereby grants to Autodesk a security interest in all of ASC's inventory purchased from Autodesk ("ASC's Inventory"), all of ASC's accounts receivable evidencing any obligation to ASC for payment for Authorized Products sold, and all proceeds of any character, whether cash or non-cash, arising from the disposition of ASC's Inventory and accounts. ASC agrees to execute all documents necessary to perfect Autodesk's security interest described herein upon request by Autodesk.

15.  INDEMNITY

15.1 INFRINGEMENT INDEMNITY BY AUTODESK. Autodesk shall indemnify, hold harmless, and defend, at its expense, ASC from any action brought against ASC which alleges that any Authorized Product(s) infringes a registered United States patent, copyright, or trade secret, provided that ASC promptly notifies Autodesk in writing of any claim, gives Autodesk sole control of the defense and settlement thereof, and provides all reasonable assistance in connection therewith. If the Authorized Product is finally adjudged to so infringe, Autodesk, at its exclusive option, (a) shall procure for ASC the right to continue distribution of such Authorized Product(s); (b) shall modify or replace such Authorized Product(s) with a noninfringing product; or (c) shall authorize return of the Authorized Products and terminate this ASC Agreement. Autodesk shall have no liability regarding any claim (i) arising out of the use of the Authorized Products in combination with other products, or modification of the Authorized Products, if the infringement would not have occurred but for such combination, modification, or usage, or (ii) for use of the Authorized Products which does not comply with the terms of the End User License or this ASC Agreement. THE FOREGOING STATES ASC'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OF THIRD PARTY PROPRIETARY RIGHTS OF ANY KIND.

15.2 INDEMNITY BY ASC. ASC agrees to indemnify, hold harmless and defend Autodesk from any cost, loss, liability, or expense, including court costs and reasonable fees for attorneys or other professionals, arising out of or resulting from (a) any claim or demand brought against Autodesk or its directors, employees, or agents by a third party arising from or in connection with any breach by ASC of the terms of this ASC Agreement or any End User License, (b) any action brought by an End User or Autodesk Distribution Partner except as set forth in Section 15.1 above, (c) any breach by ASC of any provision of this ASC Agreement including, but not limited to, confidentiality and trade secrets, or (d) any negligent or willful act or omission by ASC, ASC's employees, or ASC's sales channel including, but not limited to, any act or omission that contributes to (i) any bodily injury, sickness, disease, or death;
(ii) any injury or destruction to tangible property or loss of use resulting there from; or (iii) any violation of any statue, ordinance or regulation including but not limited to privacy laws.

16. LIMITATION OF LIABILITY.

AUTODESK'S LIABILITY. AUTODESK'S ENTIRE CUMULATIVE LIABILITY ARISING OUT OF THIS ASC AGREEMENT, INCLUDING THE ORDER, DELIVERY OR NON-DELIVERY OF ANY AUTHORIZED PRODUCT(S), SHALL NOT EXCEED THE GREATER OF: (A) THE AMOUNT PAID TO AUTODESK BY ASC IN

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THE SIX (6) MONTHS PRECEDING THE EVENT OR, (B) $500.00, WHICH EVER IS LESS. IN
NO EVENT SHALL AUTODESK BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES ARISING OUT OF THIS ASC AGREEMENT, HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, TORT, (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL THEORY, AND WHETHER OR NOT AUTODESK HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FUNDAMENTAL BREACH, BREACH OF A FUNDAMENTAL TERM OR FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

17.  CONFIDENTIALITY

17.1 CONFIDENTIAL INFORMATION. As used in this ASC Agreement, confidential information shall mean any information (a) designated as confidential orally or in writing by either party hereto, (b) related to any Authorized Product(s), (c) related to Autodesk's business, or (d) other information received by ASC by virtue of ASC's relationship with Autodesk including, but not limited to, product plans, product designs product costs, product prices, product names, finances, marketing plans, business opportunities, Autodesk customer data, personnel, research, development, customer data or know-how ("Confidential Information").

17.2 LIMITATIONS ON DISCLOSURE AND USE OF CONFIDENTIAL INFORMATION. Each party shall exercise reasonable care to prevent the unauthorized disclosure of Confidential Information by employing no less than the same degree of care employed by such party to prevent the unauthorized disclosure of its own Confidential Information. Confidential Information disclosed under this ASC Agreement shall only be used by the receiving party in the furtherance of this ASC Agreement or the performance of its obligations hereunder. Neither party shall disclose the terms of this ASC Agreement to any third party without the prior written consent of the other, except pursuant to a valid and enforceable order of a court or government agency.

17.3 EXCEPTIONS. Confidential Information does not include information which (a) is rightfully received by the receiving party from a third party without restriction or violation of confidentiality, (b) is known to or developed by the receiving party independently without use of the Confidential Information, (c) is or becomes generally known to the public by other than a breach of duty hereunder by the receiving party, or (d) has been approved in advance for release by written authorization of the non-disclosing party.

18.  TERM, TERMINATION, AND OTHER REMEDIES

18.1 TERM. This ASC Agreement, when fully executed by the parties, shall begin on the Effective Date, and shall continue in effect through midnight on January 31, 2003 when it shall then terminate, unless terminated earlier under the provisions of this ASC Agreement.

18.2 TERMINATION FOR BREACH. Either party may terminate this ASC Agreement upon thirty (30) days advance written notice if the other party breaches any term or condition of this ASC Agreement and fails to cure such breach to the reasonable satisfaction of the non-breaching party within the thirty (30) day written notice period.

18.3 BREACH OF PAYMENT OBLIGATIONS. In the event that ASC breaches any of the terms of this ASC Agreement, including any payment obligations, at Autodesk's sole discretion, ASC shall not be eligible for MDF for the remainder of the fiscal quarter in which the violation occurred (or the quarter in which Autodesk discovered the violation) and the subsequent fiscal quarter. In addition, Autodesk may, in its sole and absolute discretion, terminate this ASC Agreement.

18.4 TERMINATION FOR INSOLVENCY. Autodesk may immediately terminate this ASC Agreement with or without notice if ASC becomes insolvent, or the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or assignment for the benefit of creditors, if that proceeding is not dismissed with prejudice within sixty (60) days after filing. In addition to the foregoing, in the event ASC either voluntarily files for protection against its creditors under the United States Bankruptcy Code or is the subject of an involuntary petition in bankruptcy, ASC agrees that Autodesk shall be entitled to all rights to retain the benefits of this ASC Agreement which are set forth in 11 U.S.C. 365(n). No right granted to Autodesk under 11 U.S.C. 365 shall be deemed to have been waived either expressly or by implication without a written agreement confirming such waiver.

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18.5 TERMINATION FOR CUSTOMER DISSATISFACTION. In consideration for its authorization, Autodesk is relying upon ASC to behave in a professional and upstanding manner in its relationship with all End Users. Failure to attain a high level of customer satisfaction shall be considered a material breach of this ASC Agreement, and Autodesk reserves the right to terminate this ASC Agreement in the event that Autodesk receives customer dissatisfaction complaints from an End User, regarding ASC.

18.6 TERMINATION FOR FAILURE TO MEET MINIMUM PURCHASE REQUIREMENTS OR TARGET

(a) PURCHASE REQUIREMENTS. Failure by ASC to achieve the Purchase Requirements may result in the termination of this ASC Agreement or the applicable Autodesk Product authorization by Autodesk, in its sole discretion.

(b) TARGET. Failure by ASC to meet or exceed the Target may result in ASC being ineligible from applying to the ASC program or any other Autodesk Channel Partner program in any subsequent year(s) in which Autodesk elects to continue to offer such program(s), in Autodesk's sole discretion. Nothing herein shall prevent Autodesk from discontinuing this or any subsequent ASC program or other Autodesk Channel Partner program at any time.

18.7 BREACH OF OTHER AGREEMENTS WITH AUTODESK. In the event ASC has any other current agreements of any other type with Autodesk ("Other Autodesk Agreement"), the breach of any term of any such Other Autodesk Agreement may, at Autodesk's option, be deemed a breach of this ASC Agreement and shall permit Autodesk to terminate this ASC Agreement in the same manner as if a breach of the terms of this ASC Agreement had occurred. Any alleged breach by Autodesk of any Other Autodesk Agreement shall not be deemed a breach of this ASC Agreement by Autodesk and shall not constitute cause for termination by ASC or support an allegation by ASC of damages under this ASC Agreement.

18.8 BREACH OF PRODUCT REQUIREMENTS CHART, SUSPENSION OF PRODUCT AUTHORIZATION AND PARTIAL TERMINATION. Autodesk, at its sole discretion, may exercise its termination rights or suspension of product authorization under this Section 18 solely with respect to the Product Requirements Chart, Authorized Locations, Authorized Territories, or Authorized Products, or with respect to any Other Autodesk Agreement, which partial termination shall not affect this ASC Agreement's application to the remaining Product Requirements Chart, Authorized Locations, Authorized Territories, or Authorized Products, or affect any remaining part of any Other Autodesk Agreement.

18.9 DE-AUTHORIZATION OF ASC STATUS. ASC's status as an ASC and/or ASC's authorization to distribute and market the software products may be terminated independently on a product by product basis, or as a part of this ASC Agreement.

18.10 TERMINATION FOR CONVENIENCE. Either party may terminate this ASC Agreement for any or no reason, upon sixty (60) days advance written notice to other party.

18.11 EFFECT OF TERMINATION

(a) MONIES DUE AND PAYABLE. Notwithstanding any credit terms previously established with ASC or any other provision of this ASC Agreement, upon notice of termination of this ASC Agreement, all monies owed by ASC to Autodesk shall become immediately due and payable. Overdue amounts shall be subject to a late payment charge of one and one-half percent (1.5%) per month, or the maximum amount allowed by law, whichever is less.

(b) FULFILLMENT OF ASC ORDERS. Upon delivery of notice of a breach or notice of termination of this ASC Agreement, Autodesk shall not be obligated to fulfill any orders by ASC. Additionally, Autodesk shall not be obligated to fulfill any orders received by Autodesk subsequent to the effective date of termination. In Autodesk's sole discretion, Autodesk may continue to fulfill orders provided that ASC (i) submits prepayments for any such order and (ii) pays all outstanding obligations to Autodesk prior to any shipment by Autodesk.

(c) RETURN OR DEPLETION OF INVENTORY. Subject to the limitations set forth below, upon termination, Autodesk, at its sole discretion, may either (i) repurchase all or any part of ASC's inventory of Authorized Products at the price paid by ASC to Autodesk and/or (ii) allow ASC to continue to distribute those Authorized Products in inventory until the inventory is depleted, subject to the terms and conditions set forth in this ASC Agreement and whatever additional terms and conditions may be imposed by Autodesk in its sole and absolute discretion. Except as expressly set forth above, under no circumstances shall ASC be entitled to a refund for all or any portion of the Authorized Products in ASC's inventory.

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(d) RETURN OF MATERIALS. Within thirty (30) days after the termination of this
ASC Agreement, ASC shall return to Autodesk, at its sole expense, all Autodesk Confidential Information, data, photographs, samples, literature and sales aids, and any other property of Autodesk then in ASC's possession.

18.12 ATTORNEYS' FEES FOR COLLECTIONS. In any action brought by Autodesk to collect monies due under this ASC Agreement, Autodesk shall be entitled to recover all costs and attorneys' fees incurred in maintaining such action.

18.13 NO TERMINATION COMPENSATION. Except as expressly set forth herein, the parties expressly agree that no damages, indemnity or termination benefits whatsoever (including without limitation, any compensation for goodwill established by ASC during the term of this ASC Agreement or for any lost profits or expenses of ASC) shall be due or payable to ASC by reason of any termination of this ASC Agreement in accordance with its terms, and ASC expressly waives the application of any statute, law or custom to the contrary.

18.14 OTHER REMEDIES. In addition to the right to terminate this ASC Agreement, Autodesk reserves all rights and remedies available to Autodesk under law or equity, including the right to seek damages and injunctive relief for breach or threatened breach of this ASC Agreement by ASC.

18.15 REAPPLICATION POST TERMINATION. In the Event this ASC Agreement is terminated or ASC loses one or more product authorizations for any reason, ASC may not reapply for any Autodesk Channel Partner program, including any then existing ASC program, for a minimum of six (6) months after the effective date of the termination. Nothing herein shall require Autodesk to consider ASC for any Autodesk Channel Partner program.

18.16 SURVIVING PROVISIONS. The terms and conditions, which by their nature should survive, shall survive and continue after termination of this ASC Agreement.

19.  GENERAL PROVISIONS

19.1 ASSIGNMENT. ASC acknowledges that Autodesk is relying upon ASC's reputation, business standing, and goodwill under ASC's present ownership in entering into this ASC Agreement. Accordingly, ASC agrees that its rights and obligations under this ASC Agreement may not be transferred or assigned and its duties may not be delegated directly or indirectly without the prior written consent of Autodesk in its sole and absolute discretion. ASC shall notify Autodesk promptly in writing of any change of ownership of ASC or any sale of all or substantially all of ASC's assets. ASC acknowledges that any change of ownership, sale of all or substantially all of ASC's assets, or attempted assignment by ASC of this ASC Agreement, or any part thereof, without Autodesk's prior written consent may result in immediate termination of this ASC Agreement by Autodesk. Autodesk may assign or otherwise transfer its rights and obligations to successors-in-interest (whether by purchase of stock or assets, merger, operation of law, or otherwise) of that portion of its business related to the subject matter hereof. Subject to the restrictions set forth in this
Section 19.1, all of the terms and conditions of this ASC Agreement shall be binding upon, inure to the benefit of, and be enforceable by the respective successors and permitted assigns of the parties hereto.

19.2 DISPUTE RESOLUTION

(a) The parties will attempt in good faith to promptly resolve any controversy or claim arising out of or relating to this ASC Agreement through negotiations between the parties before resorting to other remedies available to them. Any such dispute shall be referred to appropriate senior executives of each party who shall have the authority to resolve the matter. If the senior executives are unable to resolve the dispute, the parties may be agreement refer the matter to an appropriate forum of alternative dispute resolution ranging from mediation to arbitration. If the parties cannot resolve the matter or if they cannot agree upon an alternative form of dispute resolution, then either party may pursue resolution of the matter through litigation pursuant to section 19 herein.

(b) The forgoing shall not apply to a dispute or controversy involving either party's Confidential Information or intellectual property. In the event of such a dispute or controversy, either may immediately seek any legal and/or equitable remedies it deems necessary.

19.3 VENUE/CHOICE OF LAW. This ASC Agreement shall be construed in accordance with the laws of the State of California (excluding rules regarding conflicts of law) and the United States of America. The parties hereby submit to the

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exclusive personal jurisdiction of and venue in the Superior Court of the State of California, County of Marin or County of Santa Clara, and the United States District Court for the Northern District of California in San Francisco.

19.4 PUBLICITY. ASC may not issue any press release or any other public announcement regarding this ASC Agreement or any aspect of its relationship with Autodesk without the prior written consent of Autodesk, which may be withheld in its sole discretion. Additionally, ASC is prohibited from utilizing the Autodesk stock ticker ("ADSK") in any press release or other public announcement unless such release is a joint release with Autodesk or Autodesk otherwise permits same, for each single release, in writing in advance.

19.5 NOTICES. Any notices required under the terms of this ASC Agreement will be given in writing either (a) to the persons at the addresses set forth below, or to such other address as either party may substitute by written notice to the other in the manner contemplated herein, and will be deemed served when received by Autodesk from ASC or when sent to ASC by Autodesk, or (b) by facsimile, and will be deemed served when received by Autodesk from ASC or when sent to ASC by Autodesk.

If to Autodesk:            Autodesk, Inc.
                           111 McInnis Parkway
                           San Rafael, California 94903
                           Attn:  General Counsel
                           Facsimile: (415) 507-6126

If to ASC, to the address and facsimile number identified on the first page of this ASC Agreement. Additionally, Autodesk may notify ASC of any changes by posting such changes to AACPW.

19.6 INDEPENDENT CONTRACTORS. In performing their respective duties under this ASC Agreement, each of the parties will be operating as an independent contractor. Nothing contained herein will in any way constitute any association, partnership, or joint venture between the parties hereto, or be construed to evidence the intention of the parties to establish any such relationship. Neither of the parties will hold itself out in any manner that would be contrary to the provisions of this Section 19.6.

19.7 ENTIRE AGREEMENT. This document, together with its exhibits, contains the entire agreement and understanding between ASC and Autodesk concerning the subject matter of this ASC Agreement including, but not limited to, its duration and manner of expiration, termination, and Autodesk's sole and absolute discretion in determining to offer, or accept any extension of this ASC Agreement. This document supercedes all prior communications, discussions, negotiations, proposed agreements and all other agreements, whether written or oral, excepting solely all prior confidentiality and nondisclosure agreements to the extent they are not expressly superceded by this ASC Agreement. Autodesk has not made and ASC has not relied upon any representations not expressly set forth in this document in making this ASC Agreement. This ASC Agreement may be amended or interpreted only by a writing signed both by authorized individuals for Autodesk and ASC. It is the express intent of the parties that this ASC Agreement and any amendment thereto shall be interpreted solely by reference to their written terms. Any handwritten or typed changes to this ASC Agreement must be initialed by both parties in order to become effective.

19.8 SEVERABILITY. In the event that it is determined by a court of competent jurisdiction as a part of a final non-appealable judgement that any provision of this ASC Agreement or part thereof is invalid, illegal, or otherwise unenforceable, such provision will be enforced or reformed as nearly as possible in accordance with the stated intention of the parties, while the remainder of this ASC Agreement will remain in full force and effect.

19.9 CONSTRUCTION. This ASC Agreement has been negotiated by the parties and their respective counsel. This ASC Agreement will be interpreted in accordance with its terms and without any strict construction against either party. Ambiguity will not be interpreted against the drafting party.

19.10 COUNTERPARTS. This ASC Agreement may be executed in separate counterparts and shall become effective when the separate counterparts have been exchanged between the parties.

19.11 FORCE MAJEURE. Except for the failure to make payments, neither party will be liable for any loss, damage or penalty resulting from delays or failures in performance resulting from acts of God, supplier delay or other causes beyond the non-performing party's reasonable control and not caused by the negligence of the non-performing party, provided that the non-performing party promptly notifies the other party of the delay and the cause thereof and promptly resumes performance as soon as it is possible to do so.

19.12 WAIVER. The waiver of any breach or default will not constitute a waiver of any other right in this ASC Agreement or any subsequent breach or default. No waiver shall be effective unless in writing and signed by an authorized representative of the party to be bound. Failure to pursue, or delay in pursuing, any remedy for a breach shall not constitute a waiver of such breach.

       The undersigned are duly authorized to execute this ASC Agreement on behalf of their respective parties.

AUTODESK, INC.                              ASC

By:                                         By: /s/ Joel Nickolson
   ---------------------------------           ---------------------------------

               Doug May                             Joel Nickolson
------------------------------------        ------------------------------------
              Printed Name                          Printed Name

        Vice President- Americas            Executive Vice President
------------------------------------        ------------------------------------
                Title                                  Title

                                              1-29-02
------------------------------------        ------------------------------------
                  Date                                  Date

           EXHIBIT A - AUTODESK AUTHORIZED PRODUCTS REQUIREMENTS CHART

------------------------------------------------------------------------------------------------------------------------------------
                                                          HQ                                                        ROLLING 2 QTR
    PRODUCT           REQUIRED PRODUCT                PERSONNEL                 TRAINING AND/OR TESTING              CONTRACTUAL
 AUTHORIZATION         AUTHORIZATIONS                REQUIREMENTS                    REQUIREMENTS                      MINIMUMS
------------------------------------------------------------------------------------------------------------------------------------
HORIZONTAL         AutoCAD,                     1 Qualified Salesperson       Mandatory Sales, Technical,          $30,000 of total
(REQUIRED FOR      Autodesk Raster Design,      1 Qualified Application         and AE demo training as                Autodesk
VERTICAL           Autodesk Viz,                        Engineer                   required AND pass                purchases per
AUTHORIZATIONS)    Lightscape                                                       Competency Exams             authorized location
------------------------------------------------------------------------------------------------------------------------------------
WEB & MOBILE       Autodesk MapGuide;           1 Qualified Salesperson             Mandatory Sales,                 $20,000 per
(NO HORIZONTAL     MapGuide Author,             1 Qualified Application    Technical, and AE demo training as         authorized
AUTH. REQUIRED)    MapGuide Server,                     Engineer                   required AND pass                   location
                   MapGuide Viewer,                                                 Competency Exams
------------------------------------------------------------------------------------------------------------------------------------
ONSITE                                          1 Qualified Salesperson       Mandatory Sales, Technical,            $20,000 per
ENTERPRISE         Autodesk OnSite Enterprise   1 Qualified Application         and AE demo training as               authorized
(NO HORIZONTAL                                          Engineer                   required AND pass                   location
AUTH. REQUIRED)                                                                     Competency Exams
------------------------------------------------------------------------------------------------------------------------------------
MECHANICAL         AutoCAD Mechanical,          1 Qualified Salesperson       Mandatory Sales, Technical,            $12,000 per
DRAFTING           Autodesk Data Exchange,      1 Qualified Application         and AE demo training as               authorized
                   IGES Translator,                     Engineer                   required AND pass                   location
                   STEP Translator                                                  Competency Exams
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING      Autodesk Inventor,           1 Dedicated Salesperson       Mandatory Sales, Technical,            $40,000 per
                   Autodesk Streamline,         1 Dedicated Application         and AE demo training as               authorized
                   Mechanical Desktop                   Engineer                   required AND pass                   location
                                                                                    Competency Exams
------------------------------------------------------------------------------------------------------------------------------------
ARCHITECTURE AND   Architectural Desktop,       1 Qualified Salesperson       Mandatory Sales, Technical,            $40,000 per
BUILDING DESIGN    Building Mechanical,         1 Qualified Application         and AE demo training as               authorized
                   Building Electrical,                 Engineer                   required AND pass                   location
                   Architectural Studio                                             Competency Exams
------------------------------------------------------------------------------------------------------------------------------------
LAND               Land Development             1 Qualified Salesperson       Mandatory Sales, Technical,            $40,000 per
DEVELOPMENT        Desktop,                     1 Qualified Application         and AE demo training as               authorized
                   Autodesk Civil Design,               Engineer                   required AND pass                   location
                   Autodesk Survey, Autodesk                                        Competency Exams
                   Field Survey
------------------------------------------------------------------------------------------------------------------------------------
MAPPING            Autodesk Map                 1 Qualified Salesperson       Mandatory Sales, Technical,            $12,000 per
                                                1 Qualified Application         and AE demo training as               authorized
                                                         Engineer                   required AND pass                  location
                                                                                     Competency Exams
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
                                    SATELLITE OFFICE
   PRODUCT            SALES            PERSONNEL
 AUTHORIZATION      TERRITORY        REQUIREMENTS
--------------------------------------------------------
HORIZONTAL          Territory    Same requirements as HQ
(REQUIRED FOR      assigned by    or submit Alternative
VERTICAL             region       Sales and Support Plan
AUTHORIZATIONS)                        for approval
--------------------------------------------------------
WEB & MOBILE       U.S. except   Same requirements as HQ
(NO HORIZONTAL     P.R. & USVI    or submit Alternative
AUTH. REQUIRED)                   Sales and Support Plan
                                       for approval
--------------------------------------------------------
ONSITE             U.S. except   Same requirements as HQ
ENTERPRISE           P.R. &       or submit Alternative
(NO HORIZONTAL        USVI        Sales and Support Plan
AUTH. REQUIRED)                        for approval
--------------------------------------------------------
MECHANICAL          Territory    Same requirements as HQ
DRAFTING           assigned by    or submit Alternative
                     region       Sales and Support Plan
                                       for approval
--------------------------------------------------------
MANUFACTURING       Territory    1 Dedicated Salesperson
                   assigned by   1 Qualified Application
                     region              Engineer
--------------------------------------------------------
ARCHITECTURE AND    Territory    Same requirements as HQ
BUILDING DESIGN    assigned by    or submit Alternative
                     region       Sales and Support Plan
                                       for approval
--------------------------------------------------------
LAND                Territory    Same requirements as HQ
DEVELOPMENT        assigned by    or submit Alternative
                     region       Sales and Support Plan
                                       for approval
--------------------------------------------------------
MAPPING             Territory    Same requirements as HQ
                   assigned by    or submit Alternative
                     region       Sales and Support Plan
                                       for approval
--------------------------------------------------------

These authorization requirements may be modified at any time by Autodesk. In the event Autodesk modifies such authorization requirements, Autodesk will forward a revised Products Requirements Chart(s) and Exhibit(s) B to VAR.

                 AUTODESK AUTHORIZED PRODUCTS REQUIRMENTS CHART
                                   (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
SUPPORT
OFFERINGS AND        FACILITY AND
REQUIREMENTS          WORKSTATION          RESPONSE TIME        CALL TRACKING     CUSTOMER SATISFACTION    PHONE SYSTEM
--------------------------------------------------------------------------------------------------------------------------
REQUIRED OF ALL   Full Internet         SLA initial           Call Tracking and   Satisfactory results    Multi-line phone
VERTICAL          access, email and     response within 4     Reporting System    from periodic           system w/
RESELLERS         workstation           hours by accredited   in place            customer satisfaction   voicemail or
                  dedicated solely      technician;                               surveys conducted by    other recording
                  to support and        resolution within                         Autodesk.               device for
                  support lab with      72 hours                                                          messages
                  systems capable of                                                                      after-hours
                  running all
                  supported products.
--------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                         AUTOCAD AND HORIZONTAL SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson               /s/ Joel Nicholson            1-29-02
   -----------------------     ------------------------------     ----------
         Signature                      Printed Name                 Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (EAST)            AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 11400-A Cronridge Drive                                    150
 Owings Mills        MD          21117
 FAX: 410-581-8088
 0070001471         0070001471      01

 180 Tices Lane                                             150
 E. Brunswick        NJ          08816
 FAX: 732-220-9406
 0070001471         0070001096      03

 890 7th North Street, Ste. 110                             150
 Liverpool           NY          13088
 FAX: 315-453-2380
 0070001471         0070001328      04

 60 Commerce Park Road                                      150
 Milford             CT          06460
 FAX: 203-882-5864
 0070001471         0070001411      05

 5656 Shell Road                                            250
 Virginia Beach      VA          23455
 FAX: 757-460-8400
 0070001471         0070004855      06

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                         AUTOCAD AND HORIZONTAL SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:  /s/ Joel Nicholson               /s/ Joel Nicholson            1-29-02
   ------------------------     ------------------------------     ----------
         Signature                      Printed Name                 Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (CENTRAL)          AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 8319 N. 30th Street                                         250
 Omaha               NE          68112
 FAX: 402-451-8007
 0070001359         0070001359      01

 1370 NW 114th St, Ste 200                                   250
 Clive               IA          50325
 FAX: 515-224-5833
 0070001359         0070030470      02

 1221 Park Place NE, Ste. C                                  250
 Cedar Rapids        IA          52401
 FAX: 319-393-8171
 0070001359         0070039306      03

 5864 Interface Drive                                        250
 Ann Arbor           MI          48103
 FAX: 734-769-4727
 0070001359         0070000177      04

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                         AUTOCAD AND HORIZONTAL SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:  /s/ Joel Nicholson              /s/ Joel Nicholson             1-29-02
   ------------------------     ------------------------------     ----------
         Signature                     Printed Nam                   Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (SOUTH)           AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 4322 N. Beltline #B-110                                    250
 Irving              TX          75038
 FAX: 972-570-7505
 0070000270         0070000270      01

 8160 Woodland Center Blvd                                  250
 Tampa               FL          33614
 FAX: 813-496-8871
 0070000270         0070195691      02

 8015 Shoal Creek Blvd., Ste 211                            250
 Austin              TX          78757
 FAX: 512-407-8822
 0070000270         0070000268      03

 536 Interstate Court                                       250
 Sarasota            FL          34240
 FAX: 941-379-6719
 0070000270         0070004220      04

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                         AUTOCAD AND HORIZONTAL SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By:  /s/ Joel Nicholson              /s/ Joel Nicholson              1-29-02
   ------------------------     ------------------------------     ----------
          Signature                      Printed Name                 Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (WEST)            AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 8101 E. Prentice #200                                      250
 Englewood           CO          80111
 FAX: 303-796-7646
 0070001091         0070001091      01

 2130 Professional Dr. Ste 120                              150
 Roseville           CA          95661
 FAX: 916-774-2626
 0070001091         0070155453      02

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                   ARCHITECTURAL AND BUILDING DESIGN SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby:

By: /s/ Joel Nicholson               /s/ Joel Nicholson            1-29-02
   ------------------------     ------------------------------    ----------
         Signature                     Printed Name                 Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (EAST)            AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 11400-A Cronridge Drive                                     150
 Owings Mills        MD          21117
 FAX: 410-581-8088
 0070001471         0070001471      01

 180 Tices Lane                                              150
 E. Brunswick        NJ          08816
 FAX: 732-220-9406
 0070001471         0070001096      03

 890 7th North Street, Ste. 110                              150
 Liverpool           NY          13088
 FAX: 315-453-2380
 00700014712        0070001328      04

 5656 Shell Road                                             250
 Virginia Beach      VA          23455
 FAX: 757-460-8400
 0070001471         0070004855      06

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                   ARCHITECTURAL AND BUILDING DESIGN SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorizations, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson             /s/ Joel Nicholson               1-29-02
   ------------------------     ------------------------------     ----------
         Signature                    Printed Name                  Date

                  *** BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (CENTRAL)         AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 8319 N. 30th Street                                        250
 Omaha               NE           68112
 FAX: 402-451-8007
 0070001359         0070001359       01

 5864 Interface Drive                                       250
 Ann Arbor           MI           48103
 FAX: 734-769-4727
 0070001359         0070000177       04

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                   ARCHITECTURAL AND BUILDING DESIGN SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson              /s/ Joel Nicholson             1-29-02
   ------------------------     ------------------------------     ----------
         Signature                    Printed Name                  Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (SOUTH)           AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 4322 N. Beltline #B-110                                   250
 Irving              TX          75038
 FAX: 972-570-7505
 0070000270         0070000270      01

 8015 Shoal Creek Blvd., Ste 211                           250
 Austin              TX          78757
 FAX: 512-407-8822
 0070000270         0070000268      03

 536  Interstate Court                                     250
 Sarasota            FL           34240
 FAX: 941-379-6719
 0070000270         0070004220      04

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                   ARCHITECTURAL AND BUILDING DESIGN SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson             /s/ Joel Nicholson               1-29-02
   ------------------------     ------------------------------     ----------
         Signature                    Printed Name                   Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (WEST)            AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 8101 E.Prentice#200                                       250
 Englewood           CO          80111
 FAX: 303-796-7646
 0070001091         0070001091      01

 2130 Professional Dr. Ste 120                             150
 Roseville           CA          95661
 FAX: 916-774-2626
 0070001091         0070155453      02

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                          MECHANICAL DRAFTING SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson             /s/ Joel Nicholson               1-29-02
   ------------------------     ------------------------------     ----------
        Signature                    Printed Name                    Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (EAST)            AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 11400-A Cronridge Drive                                   150
 Owings Mills        MD          21117
 FAX 410-581-8088
 0070001471         0070001471      01

 180 Tices Lane                                            150
 E.Brunswick         NJ          08816
 FAX 732-220-9406
 0070001471         0070001096      03

 890 7th North Street, Ste. 110                            150
 Liverpool           NY          13088
 FAX 315-453-2380
 0070001471         0070001328      04

 60 Commerce Park Road                                     150
 Milford             CT          06460
 FAX 203-882-5864
 0070001471         0070001411      05

 5656 Shell Road                                           250
 Virginia Beach      VA          23455
 FAX 757-460-8400
 0070001471         0070004855      06

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                          MECHANICAL DRAFTING SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson             /s/ Joel Nicholson               1-29-02
   ------------------------     ------------------------------     ----------
         Signature                    Printed Name                  Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (CENTRAL)         AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 8319 N. 30th Street                                       250
 Omaha               NE          68112
 FAX 402-451-8007
 0070001359         0070001359      01

 1370 NW 114th St, Ste 200                                 250
 Clive               IA          50325
 FAX 515-224-5833
 0070001359         0070030470      02

 1221 Park Place NE, Ste. C                                250
 Cedar Rapids        IA          52401
 FAX 319-393-8171
 0070001359         0070039306      03

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                          MECHANICAL DRAFTING SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson              /s/ Joel Nicholson              1-29-02
   ------------------------     ------------------------------     ----------
         Signature                     Printed Name                  Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (SOUTH)           AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 4322 N. Beltline #B-110                                     250
 Irving              TX          75038
 FAX 972-570-7505
 0070000270         0070000270      01

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                          MECHANICAL DRAFTING SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson            /s/ Joel Nicholson                1-29-02
   ------------------------     ------------------------------     ----------
          Signature                    Printed Name                  Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (WEST)            AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 8101 E. Prentice #200                                       250
 Englewood           CO          80111
 FAX 303-796-7646
 0070001091         0070001091      01

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                             MANUFACTURING SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson              /s/ Joel Nicholson             1-29-02
   ------------------------     ------------------------------    ----------
          Signature                     Printed Name                 Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (EAST)            AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 11400-A Cronridge Drive                                     150
 Owings Mills        MD          21117
 FAX 410-581-8088
 0070001471         0070001471      01

 180 Tices Lane                                              150
 E. Brunswick        NJ          08816
 FAX 732-220-9406
 0070001471         0070001096      03

 890 7th North Street, Ste. 110                              150
 Liverpool           NY          13088
 FAX 315-453-2380
 0070001471         0070001328      04

 60 Commerce Park Road                                       150
 Milford             CT          06460
 FAX 203-882-5864
 0070001471         0070001411      05

 5656 Shell Road                                             250
 Virginia Beach      VA          23455
 FAX 757-460-8400
 0070001471         0070004855      06

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                             MANUFACTURING SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson           /s/ Joel Nicholson               1-29-02
   ------------------------   ------------------------------    ----------
         Signature                    Printed Name                 Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (CENTRAL)         AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 8319 N. 30th Street                                       250
 Omaha               NE          68112
 FAX 402-451-8007
 0070001359         0070001359      01

 1370 NW 114th St, Ste 200                                 250
 Clive               IA          50325
 FAX 515-224-5833
 0070001359         0070030470      02

 1221 Park Place NE, Ste. C                                250
 Cedar Rapids        IA          52401
 FAX 319-393-8171
 0070001359         0070039306      03

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                             MANUFACTURING SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson              /s/ Joel Nicholso               1-29-02
   ------------------------     ------------------------------     ----------
          Signature                    Printed Name                  Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (SOUTH)           AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 4322 N. Beltline #B-110                                    250
 Irving              TX          75038
 FAX 972-570-7505
 0070000270         0070000270      01

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                             MANUFACTURING SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson              /s/ Joel Nicholson             1-29-02
   ------------------------     ------------------------------    ----------
          Signature                    Printed Name                 Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (WEST)            AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 8101 E. Prentice #200                                      250
 Englewood           CO          80111
 FAX 303-796-7646
 0070001091         0070001091      01

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                            LAND DEVELOPMENT SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson              /s/ Joel Nicholson             1-29-02
   ------------------------     ------------------------------    ----------
          Signature                     Printed Name                 Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (EAST)            AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 11400-A Cronridge Drive                                   150
 Owings Mills        MD          21117
 FAX 410-581-8088
 0070001471         0070001471      01

 180 Tices Lane                                            150
 E. Brunswick        NJ          08816
 FAX 732-220-9406
 0070001471         0070001096      03

 890 7th North Street, Ste. 110                            150
 Liverpool           NY          13088
 FAX 315-453-2380
 0070001471         0070001328      04

 5656 Shell Road                                           250
 Virginia Beach      VA          23455
 FAX 757-460-8400
 0070001471         0070004855      06

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                            LAND DEVELOPMENT SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson               /s/ Joel Nicholson             1-29-02
   ------------------------     ------------------------------     ----------
          Signature                     Printed Name                 Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (CENTRAL)         AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 8319 N. 30th Street                                       250
 Omaha               NE          68112
 FAX 402-451-8007
 0070001359         0070001359      01

 5864 Interface Drive                                      250
 Ann Arbor           MI          48103
 FAX 734-769-4727
 0070001359         0070000177      04

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                            LAND DEVELOPMENT SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson              /s/ Joel Nicholson             1-29-02
   ------------------------     ------------------------------    ----------
          Signature                    Printed Name                  Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (SOUTH)           AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 4322 N. Beltline #B-110                                   250
 Irving              TX          75038
 FAX 972-570-7505
 0070000270         0070000270      01

 8015 Shoal Creek Blvd.,Ste 211                            250
 Austin              TX          78757
 FAX 512-407-8822
 0070000270         0070000268      03

 536 Interstate Court                                      250
 Sarasota            FL          34240
 FAX 941-379-6719
 0070000270         0070004220      04

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                            LAND DEVELOPMENT SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

By: /s/ Joel Nicholson              /s/ Joel Nicholson            1-29-02
   ------------------------     ------------------------------   ----------
          Signature                     Printed Name                Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (WEST)            AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 8101 E. Prentice #200                                     250
 Englewood           CO          80111
 FAX 303-796-7646
 0070001091         0070001091      01

 2130 Professional Dr. Ste 120                             150
 Roseville           CA          95661
 FAX 916-774-2626
 0070001091         0070155453      02

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                                MAPPING SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

 By: /s/ Joel Nicholson             /s/ Joel Nicholson               1-29-02
    ------------------------     ------------------------------     ----------
            Signature                    Printed Name                  Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (EAST)            AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 11400-A Cronridge Drive                                   150
 Owings Mills        MD          21117
 FAX 410-581-8088
 0070001471         0070001471      01

 180 Tices Lane                                            150
 E. Brunswick        NJ          08816
 FAX 732-220-9406
 0070001471         0070001096      03

 890 7th North Street, Ste. 110                            150
 Liverpool           NY          13088
 FAX 315-453-2380
 0070001471         0070001328      04

 5656 Shell Road                                           250
 Virginia Beach      VA          23455
 FAX 757-460-8400
 0070001471         0070004855      06

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                                MAPPING SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

 By: /s/ Joel Nicholson             /s/ Joel Nicholson               1-29-02
    ------------------------     ------------------------------     ----------
           Signature                    Printed Name                  Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (CENTRAL)         AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)
 8319 N. 30th Street                                       250
 Omaha               NE          68112
 FAX 402-451-8007
 0070001359         0070001359      01

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                                MAPPING SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

 By: /s/ Joel Nicholson            /s/ Joel Nicholson                 1-29-02
    -----------------------      -------------------------           ----------
           Signature                    Printed Name                    Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

  AVATECH SOLUTIONS, INC. (SOUTH)         AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)

   4322 N. Beltline #B-110                              250
   Irving          TX         75038
   FAX 972-570-7505
   0070000270   0070000270        01

   8015 Shoal Creek Blvd., Ste 211                      250
   Austin          TX         78757
   FAX 512-407-8822
   0070000270   0070000268        03

   536 Interstate Court                                 250
   Sarasota        FL         34240
   FAX 941-379-6719
   0070000270   0070004220        04

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                                MAPPING SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

 By: /s/ Joel Nicholson             /s/ Joel Nicholson                1-29-02
    -----------------------      -------------------------           ----------
            Signature                    Printed Name                   Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

  AVATECH SOLUTIONS, INC. (WEST)     AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)

   8101 E. Prentice #200                                250
   Englewood       CO         80111
   FAX 303-796-7646
   0070001091   0070001091        01

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                              WEB & MOBILE SOFTWARE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

  By: /s/ Joel Nicholson              /s/ Joel Nicholon                1-29-02
     -----------------------      -------------------------           ----------
            Signature                     Printed Name                   Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

  AVATECH SOLUTIONS, INC. (EAST)     AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)

   11400-A Cronridge Drive                    50 States + Guam
   Owings Mills    MD         21117
   FAX 410-581-8088
   0070001471   0070001471        01

                                    EXHIBIT B
                   ASC'S AUTHORIZED LOCATIONS AND TERRITORIES

                               ON-SITE ENTERPRISE

Autodesk authorizes ASC to market and distribute the Authorized Products only from the Authorized Location(s) and only in the Authorized Territory(ies) identified below:

I agree that these are they authorized locations and territory for this product authorization, as an authorized representative, agree to be bound thereby.

  By: /s/ Joel Nicholson             /s/ Joel Nicholson               1-29-02
     -----------------------      -------------------------          ----------
            Signature                    Printed Name                  Date

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

  AVATECH SOLUTIONS, INC. (EAST)     AUTHORIZED PROVINCE/TERRITORY (MILE RADIUS)

   11400-A Cronridge Drive                    50 States + Guam
   Owings Mills    MD         21117
   FAX 410-581-8088
   0070001471   0070001471        01

                                    EXHIBIT C

                   AUTODESK SYSTEMS CENTER REQUIREMENTS CHART

  Must be Vertically Authorized and meet the following requirements:

------------------------------------------------------------------------------------------------------------------------------------
                       YEARLY REVENUE MINIMUM      ADDITIONAL PERSONNEL            FACILITY                 PHONES
                             COMMITMENT
------------------------------------------------------------------------------------------------------------------------------------
                       $300K total vertical       Two accredited full-     Support lab with        Multi-line phone system w/
REQUIRED OF ALL        revenue or                 time post-sale support   systems capable of      voicemail or other recording
ASCS                   $150K Architectural, or    engineers                running all supported   device for messages after-
                       $200K Manufacturing, or                             products                hours
                       $200K Land Development
------------------------------------------------------------------------------------------------------------------------------------
SUPPORT
OFFERINGS AND               WORKSTATION                RESPONSE TIME           CALL TRACKING          CUSTOMER SATISFACTION
REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                  SLA initial response
                       Full Internet access,      within 4 hours by                                Satisfactory results from
REQUIRED OF ALL ASCs   email and workstation      accredited technician;   Call Tracking and       periodic customer satisfaction
                       dedicated solely to        resolution within 72     Reporting System in     surveys conducted by
                       support                    hours                    place                   Autodesk.
------------------------------------------------------------------------------------------------------------------------------------
TRAINING CENTER               FACILITY                CLASS OFFERINGS            TRAINER
REQUIREMENTS
---------------------------------------------------------------------------------------------------
REQUIRED OF ALL        5-seat training lab        Must be able to offer    Resellers must have
ASCS                   capable of running         customized classes on    access to a qualified
                       current Autodesk           the products within the  trainer, provide name
                       products                   Vertical markets         and submit a training
                                                                           plan
---------------------------------------------------------------------------------------------------

-----------------------------------------------
                                OTHER
-----------------------------------------------
                       Must have good credit
REQUIRED OF ALL        standing with Autodesk.
ASCS

-----------------------------------------------
SUPPORT
OFFERINGS AND              SATELLITE OFFICE
REQUIREMENTS
-----------------------------------------------
                       Requirements met by
REQUIRED OF ALL ASCS   HQ location
-------------------------------------------------------------------
TRAINING CENTER                      SATELLITE OFFICE
REQUIREMENTS
-------------------------------------------------------------------
REQUIRED OF ALL        Each ASC satellite must have a training lab
ASCS                   or reseller can use a portable training lab.
-------------------------------------------------------------------

                                    EXHIBIT D
                             COMMISSION ELIGIBILITY

1.    MAJOR ACCOUNTS.

1.1 ELIGIBILITY. In order to be eligible to receive commissions on Autodesk sales to Autodesk Major Account Customers, ASCs shall be required to complete a Major Account Commission Claim Form or other appropriate documentation, which shall provide evidence of ASC's value added activities into such account which supported the actual sale for which ASC is seeking commission.

1.2   COMMISSIONS.

                 ---------------------------------------------------------------------------------------------
                 AUTHORIZED PRODUCT                CONTRACT TYPE                           COMMISSION
                 ---------------------------------------------------------------------------------------------
                 Horizontal                        Global or Major                   To be posted on AACPW
                 ---------------------------------------------------------------------------------------------
                 Vertical                          Global or Major                   To be posted on AACPW
                 ---------------------------------------------------------------------------------------------
                 All                               One time purchase order           To be posted on AACPW
                 ---------------------------------------------------------------------------------------------

2.    GOVERNMENT CUSTOMERS.

2.1 ELIGIBILITY. In order to be eligible to receive commissions on Autodesk's sales to Autodesk Government Direct Customers ASCs shall be required to complete an Autodesk Government Commission Claim Form or other appropriate documentation, which shall provide evidence of ASC's activities in the account. Required activities in order to receive a commission include, but are not limited to, marketing, demonstrations, and the general promotion of the Authorized Products. All government orders shall be processed through DLT Solutions, Inc.

2.2 QUALIFIED GOVERNMENT SPECIALIST. In order to be qualified as an Autodesk Government Specialist, ASC shall be required to comply with the terms of the Autodesk Government Specialist Addendum.

2.3   COMMISSIONS.

                 ---------------------------------------------------------------------------------------------
                 AUTHORIZED PRODUCT                ASC STATUS                              COMMISSION
                 ---------------------------------------------------------------------------------------------
                 Horizontal                        ASC                               To be posted on AACPW
                 ---------------------------------------------------------------------------------------------
                                                   Autodesk Government Specialist    To be posted on AACPW
                 ---------------------------------------------------------------------------------------------
                 Vertical                          ASC                               To be posted on AACPW
                 ---------------------------------------------------------------------------------------------
                                                   Autodesk Government Specialist    To be posted on AACPW
                 ---------------------------------------------------------------------------------------------

3.    ONLINE STORE.

3.1 ELIGIBILITY. In order to be eligible to receive commission for sales on Autodesk's Online Store, ASC must hold a current authorization for the product sold, be named on the sale and provide the appropriate post-sales support. The customer's ship to address must be within ASC's Authorized Territory.

3.2   COMMISSIONS.

                 --------------------------------------------------------------
                 AUTHORIZED PRODUCT                      COMMISSION
                 --------------------------------------------------------------
                 Horizontal                       To be posted on AACPW
                 --------------------------------------------------------------
                 Vertical                         To be posted on AACPW
                 --------------------------------------------------------------

                                    EXHIBIT E
                              EARNBACK ELIGIBILITY

    -----------------------------------------------------------------------
    QUARTERLY TARGET ATTAINMENT          EARNBACK PERCENTAGE
    -----------------------------------------------------------------------
    100%                                 To be posted on AACPW
    -----------------------------------------------------------------------
    115%                                 To be posted on AACPW
    -----------------------------------------------------------------------

When ASC purchases meet sales Target and Earnback credits are issued, the resulting invoices from those same purchases must be paid within a time not to exceed 90 days from invoice date, or Autodesk has the right to reverse that previous quarter's Earnback credits.

Direct sales by Autodesk of Authorized Products for which ASC is the designated agent on Autodesk products that ASC is authorized to sell, shall count towards Target attainment, however, ASC shall not receive Earnbacks on such sales. Authorized Products acquired by ASC through Autodesk Distribution Partner(s) shall count towards ASC's Target attainment, however, ASC shall not receive Earnbacks on Authorized Products so acquired.

                                    EXHIBIT F
                      PREMIER SUPPORT PROGRAM REQUIREMENTS

1.    PREMIER SUPPORT PROGRAM MINIMUM REQUIREMENTS

- Multi-line phone system w/ voicemail or other recording device for messages after-hours
-     Support lab with systems capable of running all supported products
- Technician accreditation for all technicians (Autodesk sponsored examination(s) when and if available)
-     Call tracking system for monthly reporting purposes
-     One full time support person
-     End User query response time within four hours of queuing
- Best efforts to resolve End User issues within seventy two hours of initial queuing
-     Full Internet access, email and workstation dedicated solely to support

2. REPORTING REQUIREMENTS. ASC will provide the following reports to Autodesk upon request.

(a) CUSTOMER INFORMATION. All calls received will be entered into a database that contains the standard fields shown below.

-     Name                         -   Country
-     Company                      -   Telephone number (including area code)
-     Address 1                    -   Products
-     Address 2                    -   Version
-     City                         -   Products Serial number
-     State                        -   Date entered into system
-     Zip/Postal Code              -   Questions and answers

(b) ASC PERFORMANCE. Performance Reports utilizing data from the telephone system to reflect the following elements:

-     Average and longest call wait time
-     % calls abandoned
-     average and longest wait before abandonment
-     average call duration

3.    END USER PREMIER SUPPORT PROGRAM SATISFACTION SURVEYS.

Autodesk reserves the right, in its sole and exclusive discretion, to perform periodic End User satisfaction surveys regarding ASC's Premier Support Program. In the event that one or more End Users serviced by ASC pursuant to a Premier Support Program as described herein registers dissatisfaction, ASC will be placed on probation and given ninety (90) days to improve its Premier Support Program to a satisfactory level or its Premier Support Program Authorization will be terminated. Accordingly, ASC's Vertical Product Authorization(s) will be at risk of termination.

4.    BENEFITS OF PREMIER SUPPORT PROGRAM AUTHORIZATION.

-     Priority telephone support by Autodesk at no additional charge.
-     Priority e-mail support.

                  AUTODESK AUTHORIZED CHANNEL PARTNER AGREEMENT
                         GOVERNMENT SPECIALIST ADDENDUM
                                 (UNITED STATES)

In addition to the terms and conditions set forth in the Autodesk Authorized Channel Partner Agreement (the "AGREEMENT"), with the effective date of February 1, 2002, to market, sell and support Autodesk Software to Government customers, Autodesk Channel Partner ("ACP") shall comply with the following:

1.    AUTHORIZED PRODUCTS AND TERRITORY.

(a) AUTHORIZED PRODUCTS. Only those products ACP is currently authorized to sell as noted in the FY03 Agreement Products Requirements Chart and Exhibit(s) B.

(b) AUTHORIZED TERRITORY. ACP's Authorized Territory is defined in the FY03 Agreement Products Requirements Chart and Exhibit(s) B.

2. AUTHORIZED GOVERNMENT SALES AGENT. Autodesk has designated DLT Solutions, Inc. ("DLT") as its Authorized Government Sales Agent. Autodesk shall provide thirty (30) day written notice to ACP of any change in Autodesk's designated Government Sales Agent.

3. MINIMUM VOLUME COMMITMENT. ACP must demonstrably facilitate sales to Government End Users of not less than Forty Thousand Dollars ($40,000) every two
(2) quarters of Authorized Autodesk Product(s) which ACP is authorized to sell in the Authorized Territory as defined in Exhibit(s) B of the Agreement.

4. MINIMUM STAFFING. ACP shall employ a minimum of one (1) fully qualified sales person designated to government sales. ACP shall forward the name and resume of each such employee to Autodesk and keep Autodesk apprised of any changes in personnel. ACP shall notify Autodesk immediately should the qualified employees leave ACP's employment for any reason, and ACP shall hire a suitable trained replacement within sixty (60) days from the date such qualified employee leaves. In order to be "qualified" hereunder, such staff personnel shall be a full time, W2 employee, demonstrate significant competency in product presentation, use and operation, and have past experience selling into government accounts.

5. MINIMUM MARKETING COMMITMENT. Consistent with the marketing and distribution policies of Autodesk, ACP, at its own expense, shall conduct two government focused marketing activities per quarter that actively promote the Authorized Autodesk Product(s) to government accounts within the Authorized Territory. Such promotion shall include, but not be limited to, advertising in trade publications, participating in trade shows and directly soliciting orders for the Authorized Autodesk Product(s) from government accounts.

6. AUDIT RIGHTS. In addition to Autodesk's audit rights under Section 6 of the ACP Agreement, Autodesk, in its sole and absolute discretion, may conduct an audit of all relevant records of ACP for the purpose of validating or augmenting the ACP reports exhibiting value add services and ensuring that ACP is complying with the terms of this Government Addendum and the ACP Agreement. Autodesk shall bear the cost of such audit, unless the audit determines that ACP has breached this Government Specialist Addendum or the ACP Agreement, in which case ACP shall bear the cost of the audit.

7.    TERMINATION AND EFFECT

7.1 BREACH OF OBLIGATIONS. In the event that ACP breaches any of the terms of the Agreement or this Government Addendum, including any payment or value add service obligations, at Autodesk's sole discretion, ACP shall not be eligible for commissions on some or all government accounts for which it has provided value add services, or will receive only a proportional amount of the commission. In addition, Autodesk may, in its sole and absolute discretion, terminate the Agreement and/or this Government Specialist Addendum.

7.2 TERMINATION FOR DISSATISFACTION. Autodesk may immediately terminate this Government Specialist Addendum and/or the Agreement if Autodesk receives a complaint or other registration of dissatisfaction regarding ACP from DLT or any government account for which ACP has been adding value add services pursuant to this Government Specialist Addendum.

7.3 ACP's authorization as a Government Specialist may be terminated independently, or in connection with Autodesk's termination of the Agreement.

7.4 In the event that the Agreement is terminated, this Government Specialist Addendum shall concurrently terminate.

8. EFFECTIVE DATE AND MODIFICATION. The effective date of this Government Specialist Addendum is February 1, 2002 ("Effective Date"). These authorization requirements for the Government Specialist Program may be modified at any time by Autodesk by forwarding a revised Government Specialist Addendum to ACP.

Except as modified in this Government Specialist Addendum, the Agreement shall remain in full force and effect.

The Undersigned are duly authorized to execute this Government Specialist Addendum on behalf of their respective parties.

"Autodesk"                                     "ACP"
AUTODESK, INC.                                 COMPANY: Avatech Solutions, Inc.
                                                        ------------------------
By:                                            By: /s/ Joel Nicholson
   ---------------------------------------        ------------------------------

                  Doug May                            Joel Nicholson
------------------------------------------        ------------------------------
                                                         Printed Name

         Vice President - Americas                Executive Vice President
------------------------------------------        ------------------------------
                   Title                                    Title

                                                   1-29-02
------------------------------------------        ------------------------------
                    Date                                     Date

                                    EXHIBIT A
                            ASC'S AUTHORIZED LOCATIONS

                              GOVERNMENT SPECIALIST

Autodesk authorizes ASC to market and support Government customers based on the Authorized Products, from the Authorized Location(s), and only in the Authorized Territory(ies) as identified in the FYO3 Agreement.

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (EAST)

11400-A Cronridge Drive
Owings Mills        MD          21117
FAX 410-581-8088
0070001471       0070001471         01

180 Tices Lane
E. Brunswick        NJ          08816
FAX 732-220-9406
0070001471       0070001096         03

890 7th North Street, Ste. 110
Liverpool           NY          13088
FAX 315-453-2380
0070001471       0070001328         04

60 Commerce Park Road
Milford             CT          06460
FAX 203-882-5864
0070001471       0070001411         05

5656 Shell Road
Virginia Beach      VA          23455
FAX 757-460-8400
0070001471       0070004855         06

                                    EXHIBIT A
                            ASC'S AUTHORIZED LOCATION

                              GOVERNMENT SPECIALIST

Autodesk authorizes ASC to market and support Government customers based on the Authorized Products, from the Authorized Location(s), and only in the Authorized Territory(ies) as identified in the FYO3 Agreement.

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (CENTRAL)

8319 N. 30th Street
Omaha               NE          68112
FAX 402-451-8007
0070001359       0070001359         01

1370 NW 114th St, Ste 200
Clive               IA          50325
FAX 515-224-5833
0070001359       0070030470         02

1221 Park Place NE, Ste. C
Cedar Rapids        IA          52401
FAX 319-393-8171
0070001359       0070039306         03

5864 Interface Drive
Ann Arbor           MI          48103
FAX 734-769-4727
0070001359       0070000177         04

                                    EXHIBIT A
                            ASC'S AUTHORIZED LOCATION

                              GOVERNMENT SPECIALIST

Autodesk authorizes ASC to market and support Government customers based on the Authorized Products, from the Authorized Location(s), and only in the Authorized Territory(ies) as identified in the FYO3 Agreement.

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (SOUTH)

4322 N. Beltline #B-110
Irving              TX          75038
FAX 972-570-7505
0070000270       0070000270         01

8160 Woodland Center Blvd
Tampa               FL          33614
FAX 813-496-8871
0070000270       0070195691         02

8015 Shoal Creek Blvd., Ste 211
Austin              TX          78757
FAX 512-407-8822
0070000270       0070000268         03

536 Interstate Court
Sarasota            FL          34240
FAX 941-379-6719
0070000270       0070004220         04

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                                    EXHIBIT A
                            ASC'S AUTHORIZED LOCATION

                              GOVERNMENT SPECIALIST

Autodesk authorizes ASC to market and support Government customers based on the Authorized Products, from the Authorized Location(s), and only in the Authorized Territory(ies) as identified in the FYO3 Agreement.

                  ***BELOW TO BE FILLED IN BY AUTODESK ONLY***

AVATECH SOLUTIONS, INC. (WEST)

8101 E. Prentice #200
Englewood           CO          80111
FAX 303-796-7646
0070001091       0070001091         01

2130 Professional Dr. Ste 120
Roseville           CA          95661
FAX 916-774-2626
0070001091       0070155453         02